                                                                                EXECUTION COPY

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                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                               as Depositor

                                                   and

                                         WILMINGTON TRUST COMPANY

                                             as Owner Trustee

                                 ________________________________________

                                             TRUST AGREEMENT

                                        Dated as of March 29, 2007

                                 ________________________________________

                                  GMACM HOME EQUITY LOAN TRUST 2007-HE1
                               GMACM Home Equity Loan-Backed Certificates,
                                             Series 2007-HE1

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                                                        TABLE OF CONTENTS

                                                                      i

      Section 4.06          Prior Notice to Certificateholders and Enhancer with Respect to Certain

                                                                      ii

                                                                     iii

         This  trust  agreement,  dated as of March 29,  2007 (as  amended  from time to time,  the "Trust
Agreement"),  is between Residential Asset Mortgage Products,  Inc., a Delaware corporation,  as depositor
(the  "Depositor"),  and Wilmington Trust Company, a Delaware banking  corporation,  as owner trustee (the
"Owner Trustee").

                                               WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

         NOW,  THEREFORE,  in consideration of the mutual agreements  herein contained,  the Depositor and the Owner Trustee agree as follows:

                                                ARTICLE I

                                               Definitions

         Section 1.01.     Definitions.  For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 29, 2007 (the "Indenture"), between GMACM Home Equity Loan Trust 2007-HE1, as Issuer, and
The Bank of New York Trust Company, N.A., as Indenture Trustee.  All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

                  (a) All terms  defined in this Trust  Agreement  shall have the  defined  meanings  when used in any  certificate  or other document made or delivered  pursuant  hereto unless  otherwise  defined therein.

                  (b) As used in this Trust  Agreement and in any  certificate  or other  document made or delivered  pursuant  hereto or thereto,  accounting  terms not defined in this Trust  Agreement  or in any such  certificate or other  document,  and accounting  terms partly defined in this Trust  Agreement or in any such  certificate  or other  document to the extent not defined,  shall have the  respective  meanings given to them under  generally  accepted  accounting  principles.  To the extent that the  definitions  of accounting  terms in this Trust  Agreement or in any such  certificate or other document are  inconsistent with  the  meanings  of such  terms  under  generally  accepted  accounting  principles,  the  definitions contained in this Trust Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust Agreement  shall refer to this Trust  Agreement as a whole and not to any particular  provision of this Trust Agreement;  Section and Exhibit references  contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement  unless otherwise  specified;  the term "including"
shall mean "including  without  limitation";  "or" shall include  "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

                                                      1

                  (d) The  definitions  contained in this Trust  Agreement are  applicable to the singular as well as the  plural  forms of such terms and to the  masculine  as well as to the  feminine  and neuter genders of such terms.

                  (e) Any  agreement,  instrument  or  statute  defined  or  referred  to herein or in any instrument or certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to time  amended,  modified  or  supplemented  and  includes  (in the case of  agreements  or instruments) references to all attachments thereto and instruments  incorporated therein;  references to a
Person are also to its permitted successors and assigns.

                                                ARTICLE II

                                               Organization

         Section 2.01.     Name.  The trust created hereby shall be known as "GMACM Home Equity Loan
Trust 2007-HE1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02.     Office.  The office of the Trust shall be in care of the Owner Trustee at the
Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor, and the Enhancer.

         Section 2.03.     Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

                              (i)  to issue the  Notes  pursuant  to the  Indenture  and the  Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

                              (ii) to purchase the Mortgage Loans and to pay the organizational,  start-up and transactional expenses of the Trust;

                              (iii) to assign,  grant,  transfer,  pledge and  convey the  Mortgage  Loans pursuant  to the  Indenture  and to hold,  manage and  distribute  to the  Certificateholders  pursuant to
Section  5.01 any  portion of the  Mortgage  Loans  released  from the Lien of, and  remitted to the Trust pursuant to, the Indenture;

                              (iv) to enter into and perform its obligations  under the Basic Documents to which it is to be a party;

                              (v)  to engage in those  activities,  including  entering  into  agreements, that are  necessary,  suitable or  convenient to accomplish  the  foregoing or are  incidental  thereto or connected  therewith,  including,  without limitation,  to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

                                                      2

                              (vi) subject  to  compliance  with the  Basic  Documents,  to engage in such other  activities as may be required in connection  with  conservation  of the Trust Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The Trust  shall not  engage in any activity  other than in  connection  with the foregoing or other than as required or authorized by the terms of this Trust  Agreement  or the other Basic  Documents  while any Note is  outstanding  without the consent of the  Certificateholders  of  Certificates  evidencing a majority of the  aggregate  Certificate
Percentage  Interest  of  each  Class  of  Certificates,  the  Indenture  Trustee,  the  Enhancer  and the
Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes.

         Section 2.04.     Appointment of Owner Trustee.  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.     Initial Capital Contribution of Trust Estate.  In consideration of the delivery by the Owner Trustee, on behalf of the Trust, of the Securities to the Depositor or its
designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the
Trust, without recourse, but subject to the other terms and provisions of this Trust Agreement, all of the right, title and interest of the Depositor in and to the Trust Estate.  The foregoing transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor or any other Person in connection with the
Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

         The Owner  Trustee,  on behalf of the  Trust,  acknowledges  the  conveyance  to the Trust by the
Depositor,  as of the Closing Date, of the Trust  Estate,  including all right,  title and interest of the
Depositor in and to the Trust Estate.  Concurrently  with such  conveyance and in exchange  therefor,  the
Trust has pledged the Trust Estate to the  Indenture  Trustee and has executed  the  Certificates  and the
Notes and caused them to be duly authenticated and delivered.

         Section 2.06.     Declaration of Trust.  The Owner Trustee hereby declares that it shall hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust
Statute and that this Trust Agreement constitute the governing instrument of such statutory trust.
Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as an entity wholly owned by the Depositor or an affiliate thereof, with the assets of the entity being the Trust Estate. It is the further intention of the parties that an election to be treated as a REMIC ("REMIC I") for federal income tax purposes be made with respect to the Trust Estate, exclusive of the Pre-Funding Account and the Capitalized Interest Account, each of which shall be treated as an "outside reserve fund" for purposes of the REMIC Provisions and that a second election to be treated as a REMIC be made with respect to the REMIC I Regular Interests ("REMIC
II").  The Issuer will provide for the administration of the REMICs pursuant to Article XI of the
Indenture.  The provisions of this Trust Agreement shall be interpreted to further such intentions.

                                                      3

Neither the Depositor nor any Certificateholder shall have any personal liability for any liability or obligation of the Trust, other than the indemnification obligation provided in Section 7.02 herein.

         Section 2.07.     Title to Trust Property.  Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.08.     Situs of Trust.  The Trust will be located and administered in the State of
Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota.  The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of
Delaware in order to comply with Section 2.03.  Payments will be received by the Trust only in Delaware or Minnesota, and payments will be made by the Trust only from Delaware or Minnesota.  The only office of the Trust will be at the Corporate Trust Office of the Owner Trustee in Delaware.

         Section 2.09.     Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee and the Enhancer that:

                  (a) The  Depositor  is duly  organized  and validly  existing as a  corporation  in good standing  under the laws of the State of Delaware,  with power and authority to own its  properties and to conduct its business as such properties are currently owned and such business is at present conducted.

                  (b) The  Depositor  is duly  qualified to do business as a foreign  corporation  in good standing  and has  obtained  all  necessary  licenses  and  approvals  in all  jurisdictions  in which the ownership or lease of its property or the conduct of its business  shall require such  qualifications  and in which the  failure to so qualify  would have a material  adverse  effect on the  business,  properties, assets or  condition  (financial  or  otherwise)  of the  Depositor  and the ability of the  Depositor  to perform under this Trust Agreement.

                  (c) The  Depositor  has the power and  authority  to  execute  and  deliver  this  Trust
Agreement  and to carry out its terms;  the  Depositor has full power and authority to sell and assign the property to be sold and assigned to and  deposited  with the Trust as part of the Trust and the  Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary  corporate  action;
and the  execution,  delivery and  performance of this Trust  Agreement  have been duly  authorized by the
Depositor by all necessary corporate action.

                  (d) The  consummation of the  transactions  contemplated by this Trust Agreement and the fulfillment  of the terms hereof do not conflict with,  result in any material  breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default under, the articles of  incorporation  or bylaws of the  Depositor,  or any  material  indenture,  agreement or other instrument  to which the  Depositor  is a party or by which it is bound;  nor  result in the  creation  or imposition of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement

                                                      4

or other instrument (other than pursuant to the Basic  Documents);  nor violate any law or, to the best of the Depositor's  knowledge,  any order, rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction over the Depositor or its properties.

         Section 2.10.     Payment of Trust Fees.  The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                               ARTICLE III

                              Conveyance of the Mortgage Loans; Certificates

         Section 3.01.     Conveyance of the Mortgage Loans.  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Trust, on behalf of the
Securityholders and the Enhancer, without recourse, all its right, title and interest in and to the
Initial Mortgage Loans, including but not limited to any rights of the Depositor under the Purchase
Agreement.  The Depositor shall also provide the Indenture Trustee with the Policy.

         The parties  hereto intend that,  for non-tax  purposes,  the  transaction  set forth herein be a sale by the  Depositor  to the  Trust  of all of its  right,  title  and  interest  in and to the  Initial
Mortgage  Loans. In the event that, for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale,  the  Depositor  hereby grants to the Trust a security  interest in all of its right,  title and interest  in, to and under the Initial  Mortgage  Loans,  all  distributions  thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

         Section 3.02.     Initial Ownership.  Upon the formation of the Trust by the contribution by the
Depositor pursuant to Section 2.05 and the conveyance of the Initial Mortgage Loans pursuant to Section
3.01 and the issuance of the Certificates, GMACM shall be the sole Certificateholder of each Class of
Certificates.

         Section 3.03.     Issuance of Certificates.  The Certificates of each Class shall be issued in minimum denominations of a Percentage Interest of 10.0000% and integral multiples of 0.0001% in excess thereof.  The Class SB Certificates shall be issued in substantially the form attached hereto as Exhibit
A.  The Class R-I Certificates and the Class R-II Certificates shall be issued in substantially the form attached hereto as Exhibits I-1 and I-2, respectively.

         The  Certificates  shall be executed on behalf of the Trust by manual or  facsimile  signature of an  authorized  officer of the Owner  Trustee and  authenticated  in the manner  provided in Section 3.04.
Certificates  bearing the manual or facsimile  signatures of  individuals  who were, at the time when such signatures  shall have been affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and  entitled to the benefit of this Trust  Agreement,  notwithstanding  that such  individuals  or any of them shall have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of  authentication  and delivery of such  Certificates.  A Person shall become a  Certificateholder  and shall be entitled to the rights and subject to the obligations of a

                                                      5

Certificateholder  hereunder  upon such  Person's  acceptance  of a  Certificate  duly  registered in such
Person's name, pursuant to Section 3.05.

         A  transferee  of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the obligations of a Certificateholder  hereunder upon such transferee's  acceptance of a Certificate  duly  registered in such  transferee's  name  pursuant to and upon  satisfaction  of the conditions set forth in Section 3.05.

         Section 3.04.     Authentication of Certificates.  Concurrently with the acquisition of the
Initial Mortgage Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the
Certificates in an initial Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of GMACM, signed by its chairman of the board, its president or any vice president, without further corporate action by GMACM, in authorized denominations.  No Certificate shall entitle the Certificateholder thereof to any benefit under this
Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A. Exhibit I-1 or Exhibit I-2 hereto, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature, and such authentication shall constitute conclusive evidence that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         Section 3.05.     Registration of and Limitations on Transfer and Exchange of Certificates.  The
Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to
Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Indenture Trustee shall be the initial
Certificate Registrar.  If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer  of any  Certificate  at the office or agency  maintained  pursuant  to Section  3.09,  the Owner
Trustee  shall  execute,  authenticate  and  deliver  (or shall  cause the  Certificate  Registrar  as its authenticating  agent  to  authenticate  and  deliver),  in the  name  of  the  designated  transferee  or transferees,  one or more new  Certificates in authorized  denominations  of a like aggregate amount dated the  date of  authentication  by the  Owner  Trustee  or any  authenticating  agent.  At the  option  of a
Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations of a like  aggregate  amount  upon  surrender  of the  Certificates  to be  exchanged  at the  office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or surrendered  for  registration  of transfer or exchange shall be accompanied by a written  instrument of transfer in form  satisfactory to the  Certificate  Registrar duly executed by the  Certificateholder or such  Certificateholder's  attorney duly authorized in writing. Each
Certificate  surrendered  for  registration  of transfer or exchange  shall be cancelled and  subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

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         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates, but the Owner Trustee or the  Certificate  Registrar may require  payment of a sum sufficient to cover any tax or  governmental  charge  that  may be  imposed  in  connection  with  any  transfer  or  exchange  of
Certificates.

         Except as described  below,  each  Certificateholder  shall establish its  non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status (in
substantially the form attached hereto as Exhibit F).

         A Certificate  may be  transferred  to a  Certificateholder  unable to establish its  non-foreign status as described  in the  preceding  paragraph  only if such  Certificateholder  provides an Opinion of
Counsel to the Depositor,  the Certificate Registrar and the Enhancer,  which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar or the Depositor,  satisfactory to the  Depositor  and the  Enhancer,  that such  transfer (1) will not affect the tax status of the Owner
Trust and (2) will not adversely affect the interests of any  Securityholder  or the Enhancer,  including, without  limitation,  as a result of the imposition of any United States federal  withholding taxes on the
Owner  Trust  (except to the extent that such  withholding  taxes  would be payable  solely  from  amounts otherwise  distributable  to the Certificate of the prospective  transferee).  If such transfer occurs and such foreign  Certificateholder  becomes subject to such United States federal withholding taxes, any such taxes will be  withheld  by the  Indenture  Trustee at the  direction  of the Tax  Matters  Partner.  Each
Certificateholder  unable to establish  its  non-foreign  status shall  submit to the  Certificate  Paying
Agent a copy of its Form W-8-BEN or such successor  form as required by  then-applicable  regulations  and shall  resubmit  such form  every  three  years or with such  frequency  as  required  by  then-applicable regulations.

         No  transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made  unless such transfer,  sale,  pledge  or other  disposition  is  exempt  from  the  registration  requirements  of the
Securities Act and any applicable  state  securities laws or is made in accordance with the Securities Act and such state  laws.  In the event of any such  transfer,  the  Certificate  Registrar  or the  Depositor shall prior to such transfer  require the  transferee  to execute (A) either (i) (a) an investment  letter in  substantially  the form  attached  hereto  as  Exhibit  C (or in such  form and  substance  reasonably satisfactory  to the Certificate  Registrar and the Depositor)  which  investment  letters shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate  Registrar,  the Servicer or the Depositor and
which  investment  letter  states  that,  among  other  things,   such  transferee  (a)  is  a  "qualified
institutional  buyer" as defined  under Rule 144A,  acting for its own  account or the  accounts  of other
"qualified  institutional  buyers"  as  defined  under  Rule  144A,  and (b) is aware  that  the  proposed transferor  intends to rely on the exemption from  registration  requirements  under the  Securities  Act, provided by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable  to and in form and  substance satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from the Securities Act and such state laws or is being made  pursuant to the  Securities  Act and such state laws,  which  Opinion of
Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate  Registrar,  the Servicer
or the Depositor and (b) the transferee  executes a  representation  letter,  substantially in the form of
Exhibit D hereto,  and the  transferor  executes a  representation  letter,  substantially  in the form of
Exhibit E hereto, each acceptable to and in form and substance  satisfactory to the Certificate  Registrar

                                                      7

and the Depositor certifying the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor
and (B) the  Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F)
acceptable to and in form and  substance  reasonably  satisfactory  to the  Certificate  Registrar and the
Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner Trustee,  the Certificate
Registrar or the Depositor.  If such  Certificateholder  is unable to provide a Certificate of Non-Foreign
Status,  such  Certificateholder  must  provide  an  Opinion of  Counsel  as  described  in the  preceding paragraph.  The  Certificateholder  desiring  to effect such  transfer  shall,  and does hereby  agree to, indemnify the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Servicer,  the Enhancer and the
Depositor  against  any  liability  that may  result  if the  transfer  is not so exempt or is not made in accordance  with such federal and state laws. No transfer of  Certificates  or any interest  therein shall be made to any Plan, any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person acquiring such  Certificates  with Plan Assets unless the Depositor,  the Owner Trustee,  the  Certificate
Registrar and the Servicer are provided with an Opinion of Counsel that  establishes  to the  satisfaction of the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar and the Servicer that the purchase of
Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any  prohibited transaction  under  ERISA or  Section  4975 of the Code and will not  subject  the  Depositor,  the  Owner
Trustee, the Certificate  Registrar or the Servicer to any obligation or liability (including  obligations or  liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken  in this Trust
Agreement,  which  Opinion of Counsel shall not be an expense of the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar or the Servicer.  In lieu of such Opinion of Counsel,  a Plan,  any Person  acting, directly or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan
Assets of a Plan may provide a certification in the form of Exhibit G to this Trust  Agreement,  which the
Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Servicer may rely upon without further inquiry  or  investigation.  Neither  an  Opinion  of Counsel  nor a  certification  will be  required  in connection  with the initial  transfer of any such  Certificate  by the  Depositor  to an Affiliate of the
Depositor (in which case, the Depositor or any such  Affiliate  shall be deemed to have  represented  that such  Affiliate is not a Plan or a Person  investing  Plan Assets of any Plan) and the Owner Trustee shall be entitled to  conclusively  rely upon a  representation  (which,  upon the request of the Owner Trustee, shall be a written  representation)  from the  Depositor of the status of such  transferee as an Affiliate of the Depositor.

         In addition, with respect to each Class R Certificate:

         (i)      Each Person who has or who  acquires  any  Ownership  Interest in a Class R  Certificate shall be deemed by the acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the  following  provisions  and to have  irrevocably  authorized  the  Certificate  Paying Agent or its designee  under  clause  (iii)(A)  below to deliver  payments  to a Person  other than such  Person and to negotiate the terms of any mandatory sale under clause  (iii)(B)  below and to execute all  instruments of transfer  and to do all other  things  necessary  in  connection  with any such  sale.  The rights of each
Person acquiring any Ownership  Interest in a Class R  Certificate are expressly  subject to the following provisions:

                                                      8

                  (A)      Each  Person  holding  or  acquiring  any  Ownership   Interest  in  a  Class R
         Certificate  shall be a Permitted  Transferee and shall promptly  notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B)      In  connection  with any  proposed  Transfer  of any  Ownership  Interest  in a
         Class R  Certificate,  the  Certificate  Registrar  shall  require  delivery to it, and shall not register  the  Transfer of any Class R  Certificate  until its receipt of, (I) an  affidavit  and agreement (a "Transfer  Affidavit and  Agreement,"  in the form  attached  hereto as Exhibit J-1)
         from the proposed Transferee,  in form and substance  satisfactory to the Servicer,  representing and warranting,  among other things, that it is a Permitted Transferee,  that it is not acquiring its Ownership  Interest in the Class R  Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person  who is not a  Permitted  Transferee,  that for so long as it retains its Ownership  Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them,  and (II) a  certificate,  in the form attached  hereto as Exhibit J-2, from the  Certificateholder of a Class R Certificate wishing to transfer the Class R  Certificate,  in form and  substance  satisfactory  to the  Servicer,  representing  and  warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the  assessment  or collection of tax.

                  (C)      Notwithstanding  the  delivery  of a  Transfer  Affidavit  and  Agreement  by a proposed  Transferee  under  clause  (B)  above,  if a  Responsible  Officer  of the  Certificate
         Registrar who is assigned to this  Agreement has actual  knowledge  that the proposed  Transferee is not a Permitted  Transferee,  no Transfer of an Ownership Interest in a Class R Certificate to
         such proposed Transferee shall be effected.

                  (D)      Each  Person  holding  or  acquiring  any  Ownership   Interest  in  a  Class R
         Certificate  shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its  Ownership  Interest in a Class R  Certificate  and
         (y) not to transfer its Ownership  Interest  unless it provides a certificate to the  Certificate
         Registrar in the form attached hereto as Exhibit J-2.

                  (E)      Each  Person   holding  or  acquiring  an  Ownership   Interest  in  a  Class R
         Certificate,  by  purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to give the
         Certificate  Registrar  written  notice that it is a  "pass-through  interest  holder" within the
         meaning  of  Temporary  Treasury   Regulations  Section   1.67-3T(a)(2)(i)(A)   immediately  upon
         acquiring an Ownership  Interest in a Class R  Certificate,  if it is, or is holding an Ownership
         Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii)     The  Certificate  Registrar will register the Transfer of any Class R  Certificate  only if it shall have received the Transfer  Affidavit and Agreement,  a certificate  of the  Certificateholder of a Class R  Certificate  requesting  such transfer in the form attached hereto as Exhibit G-2 and all of such other  documents as shall have been reasonably  required by the Certificate  Registrar as a condition
to  such  registration.   Transfers  of  the  Class R   Certificates  to  Non-United  States  Persons  and
Disqualified Organizations are prohibited.

                                                      9

         (iii)    (A)      If  any  Disqualified   Organization   shall  become  a  holder  of  a  Class R
         Certificate,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the extent permitted by law, to all rights and  obligations as  Certificateholder  of a Class R  Certificate thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.
         If a  Non-United  States  Person shall  become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent permitted by law, to all rights and obligations as  Certificateholder  of a Class R  Certificate  thereof retroactive to the date of  registration  of such  Transfer  of such  Class R  Certificate.  If a  transfer  of a Class R
         Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or Section  1.860G-3,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted  by law,  to all  rights  and  obligations  as  Certificateholder  of a Class R
         Certificate  thereof  retroactive  to the date of  registration  of such Transfer of such Class R
         Certificate.  The  Certificate  Registrar  shall be  under no  liability  to any  Person  for any registration of Transfer of a Class R  Certificate  that is in fact not permitted by this Section
         3.05 or for making any payments due on such  Certificate  to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B)      If any  purported  Transferee  shall  become a  Certificateholder  of a Class R
         Certificate  in  violation  of the  restrictions  in this Section 3.05 and to the extent that the retroactive  restoration of the rights of the  Certificateholder  of such Class R  Certificate as described  in  clause  (iii)(A)  above  shall be  invalid,  illegal  or  unenforceable,  then the
         Servicer  shall have the right,  without notice to the holder or any prior holder of such Class R
         Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the Servicer on such terms as the Servicer may choose.  Such purported  Transferee  shall promptly endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Servicer.  Such purchaser may be the Servicer  itself or any Affiliate of the Servicer.  The proceeds of such sale,  net of the  commissions  (which may include  commissions  payable to the  Servicer  or its  Affiliates), expenses and taxes due, if any,  will be remitted by the Servicer to such  purported  Transferee.
         The terms and  conditions of any sale under this clause  (iii)(B) shall be determined in the sole discretion  of the  Servicer,  and the  Servicer  shall  not be liable  to any  Person  having an
         Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv)     The  Certificate  Paying  Agent shall make  available,  upon  written  request  from the
Internal  Revenue Service and any potentially  affected Person,  all information  necessary to compute any tax  imposed (A) as a result of the  Transfer of an  Ownership  Interest in a Class R  Certificate  to any
Person who is a Disqualified  Organization,  including the information  regarding  "excess  inclusions" of such Class R  Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections  1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated  investment  company,  real estate  investment  trust,  common trust fund,  partnership,  trust, estate or  organization  described  in Section  1381 of the Code that  holds an  Ownership  Interest  in a
Class R  Certificate  having as among its record  holders  at any time any  Person  who is a  Disqualified
Organization.  Reasonable  compensation  for  providing  such  information  may be  required  by the REMIC
Administrator before it will provide such information to any such potentially affected Person.

                                                      10

         (v)      The  provisions  of  this  Section  3.05  set  forth  prior  to this  clause  (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Owner Trustee the following:

                  (A)      written   notification   from  each  Rating  Agency  to  the  effect  that  the
         modification,  addition to or  elimination of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings,  if any, of any Class of the Notes below the lower of the then-current  rating or the rating  assigned to such Notes as of the Closing  Date by such Rating
         Agency without regard to the Policy; and

         (B)      subject to Section 11.01(f),  an Officers'  Certificate of the Servicer stating that the
Servicer has received an Opinion of Counsel,  in form and substance  satisfactory to the Servicer,  to the effect that such  modification,  addition to or absence of such  provisions  will not cause any portion of any of the REMICs to cease to  qualify as a REMIC and will not cause (x) any  portion of any of the REMICs to be subject to an  entity-level  tax caused by the Transfer of any Class R  Certificate to a Person that is a  Disqualified  Organization  or  (y)  a  Certificateholder  or  another  Person  to be  subject  to a
REMIC-related  tax caused by the  Transfer  of a Class R  Certificate  to a Person that is not a Permitted
Transferee.

         Section 3.06.     Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated
Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the
Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the
Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination.  In connection with the issuance of any new Certificate under this
Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

         Section 3.07.     Persons Deemed Certificateholders.  Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying
Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar
or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08.     Access to List of Certificateholders' Names and Addresses.  The Certificate
Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner
Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably

                                                      11

require, of the names and addresses of the Certificateholders as of the most recent Record Date.  If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the
Certificate Percentage Interest of any Class, apply in writing to the Owner Trustee or the Certificate
Registrar, and such application states that the applicants desire to communicate with other
Certificateholders, with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders.  Each
Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09.     Maintenance of Office or Agency.  The Owner Trustee, on behalf of the Trust, shall maintain in The City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the
Owner Trustee in respect of the Certificates and the Basic Documents may be served.  The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee (or such other office as the
Indenture Trustee may specify to the Owner Trustee) as its office for such purposes.  The Owner Trustee shall give prompt written notice to the Depositor, the Certificateholders and the Enhancer of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10.     Certificate Paying Agent.

                  (a) The Certificate  Paying Agent shall make  distributions to  Certificateholders  from the  Distribution  Account on behalf of the Trust in accordance  with the  provisions of the  Certificates and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the Indenture  Trustee
pursuant  to  Section  3.05  of the  Indenture.  The  Trust  hereby  appoints  the  Indenture  Trustee  as
Certificate Paying Agent.  The Certificate Paying Agent shall:

                              (i)  hold all sums held by it for the  payment of amounts  due with  respect to the  Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                              (ii) give the Owner  Trustee  notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                              (iii) at any time  during  the  continuance  of any such  default,  upon the written  request of the Owner Trustee,  forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

                              (iv) immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of  Certificates  if

                                                      12

at any time it ceases to meet the  standards  required to be met by the  Certificate  Paying  Agent at the time of its appointment;

                              (v)  comply  with  all   requirements  of  the  Code  with  respect  to  the
withholding from any payments made by it on any Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                              (vi) deliver   to  the   Owner   Trustee   a   copy   of   the   report   to
Certificateholders  prepared  with respect to each  Payment Date by the Servicer  pursuant to Section 4.01 of the Servicing Agreement.

                  (b) The Trust may  revoke  such power and remove  the  Certificate  Paying  Agent if the
Owner Trustee  determines in its sole discretion  that the  Certificate  Paying Agent shall have failed to perform its obligations  under this Trust Agreement in any material  respect.  The Indenture Trustee shall be permitted to resign as  Certificate  Paying Agent upon 30 days' written notice to the Owner Trustee and the  Enhancer;  provided the  Indenture  Trustee is also  resigning as Paying Agent under the Indenture at such  time.  In the event that the  Indenture  Trustee  shall no longer be the  Certificate  Paying  Agent under this Trust  Agreement  and Paying  Agent under the  Indenture,  the Owner  Trustee  shall  appoint a successor to act as  Certificate  Paying  Agent  (which shall be a bank or trust  company) and which shall also be the successor  Paying Agent under the  Indenture.  The Owner  Trustee  shall cause such  successor
Certificate  Paying Agent or any  additional  Certificate  Paying Agent  appointed by the Owner Trustee to execute and deliver to the Owner  Trustee an  instrument  to the effect set forth in this  Section 3.10 as it relates to the  Certificate  Paying  Agent.  The  Certificate  Paying Agent shall return all  unclaimed funds to the Trust and upon  removal of a  Certificate  Paying Agent such  Certificate  Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions of Sections  6.01,  6.04 and 7.01 shall  apply to the  Certificate  Paying  Agent to the  extent  applicable.  Any  reference  in this Trust
Agreement to the Certificate  Paying Agent shall include any co-paying  agent unless the context  requires otherwise.

                  (c) The  Certificate   Paying  Agent  shall  establish  and  maintain  with  itself  the
Distribution  Account  in which the  Certificate  Paying  Agent  shall  deposit,  on the same day as it is received  from the  Indenture  Trustee,  each  remittance  received by the  Certificate  Paying Agent with respect to payments made pursuant to the  Indenture.  Pending any such  distribution,  funds  deposited in the Distribution Account on a Payment Date and not distributed to the  Certificateholders  on such Payment
Date shall be invested by the Certificate Paying Agent in Permitted  Investments  selected by the Servicer
(or if no  selection  is made by the  Servicer in  Permitted  Investments  described  in clause (v) of the definition  thereof)  maturing no later than the Business Day preceding the next  succeeding  Payment Date
(except that any  investment in the  institution  with which the  Distribution  Account is maintained  may mature on such Payment Date and shall not be sold or disposed of prior to the  maturity).  All  investment income  earned in respect  of funds on  deposit  in the  Distribution  Account  shall be  credited  to the
Distribution  Account.  The Certificate  Paying Agent shall make all  distributions on the Certificates as provided in Section  3.05 of the  Indenture  and Section  5.01(a) of this Trust  Agreement  from moneys on deposit in the Distribution Account.

                                                      13

         Section 3.11.     Cooperation.  The Owner Trustee shall cooperate in all respects with any reasonable request by the Enhancer for action to preserve or enforce the Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

         Section 3.12.     Intentionally Omitted.

         Section 3.13.     Subordination.  Except as otherwise provided in the Basic Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the Noteholders under, or otherwise related to, the Indenture.  If an Event of Default has occurred and is continuing under the
Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the
Noteholders and the Enhancer under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders and the Indenture Trustee and the Enhancer have been irrevocably paid in full.
         Section 3.14.     No Priority Among Certificates.  All Certificateholders shall rank equally as to amounts distributable upon the liquidation, dissolution or winding up of the Trust, with no preference or priority being afforded to any Certificateholders over any other Certificateholders, except that amounts distributable will be distributed first to the Class SB Certificates, in an amount equal to the Class SB Distribution Amount, before being distributed to any other Class of Certificates.

                                                ARTICLE IV

                                  Authority and Duties of Owner Trustee

         Section 4.01.     General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, as well as any certificate that supports the factual assumptions made in any Opinion of Counsel delivered on the Closing Date, and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner
Trustee's execution thereof.  In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

         Section 4.02.     General Duties.  The Owner Trustee shall be responsible to administer the
Trust pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

         Section 4.03.     Action upon Instruction.

                  (a) Subject  to this  Article  IV and  Section  11.13  of this  Trust  Agreement  and in accordance  with the terms of the Basic  Documents,  the  Certificateholders  may by  written  instruction

                                                      14

direct the Owner Trustee in the  management of the Trust.  Such  direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

                  (b) Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic Document if the Owner Trustee shall have  reasonably  determined,  or shall have been  advised by counsel,  that such action is likely to result in liability on the part of the
Owner Trustee or is contrary to the terms hereof or of any other Basic  Document or is otherwise  contrary to law.

                  (c) Whenever  the Owner  Trustee  is unable to decide  between  alternative  courses  of action  permitted or required by the terms of this Trust Agreement or under any other Basic  Document,  or in the event  that the Owner  Trustee  is unsure as to the  application  of any  provision  of this  Trust
Agreement or any other Basic  Document or any such  provision is ambiguous as to its  application,  or is, or  appears  to be, in  conflict  with any other  applicable  provision,  or in the event  that this Trust
Agreement  permits any  determination  by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner  Trustee is  required  to take with  respect to a  particular  set of facts,  the
Owner Trustee shall  promptly give notice (in such form as shall be appropriate  under the  circumstances)
to the  Certificateholders  (with a copy to the  Enhancer)  requesting  instruction  as to the  course  of action to be  adopted,  and to the extent the Owner  Trustee  acts in good  faith in  accordance  with any written  instructions  received from  Certificateholders  of  Certificates  representing a majority of the aggregate  Certificate  Percentage Interest of each Class of Certificates,  the Owner Trustee shall not be liable  on  account  of  such  action  to any  Person.  If the  Owner  Trustee  shall  not  have  received appropriate  instruction  within  10 days  of such  notice  (or  within  such  shorter  period  of time as reasonably  may be  specified  in such notice or may be  necessary  under the  circumstances)  it may, but shall be under no duty to,  take or refrain  from  taking  such  action not  inconsistent  with this Trust
Agreement  or  the  other  Basic  Documents,  as it  shall  deem  to be  in  the  best  interests  of  the
Certificateholders,  and the Owner  Trustee  shall have no  liability  to any  Person  for such  action or inaction.

         Section 4.04.     No Duties Except as Specified under Specified Documents or in Instructions.
The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner
Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust
Agreement or any other Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any filing with the Commission for the Trust or to record this Trust Agreement or any other Basic Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

                                                      15

         Section 4.05.     Restrictions.

                  (a) The  Owner  Trustee  shall not take any  action  (i) that is  inconsistent  with the purposes  of the Trust set forth in  Section  2.03 or (ii)  that,  to the  actual  knowledge  of the Owner
Trustee,  would  cause  the Trust to be  treated  as an  association  (or a  publicly-traded  partnership)
taxable as a corporation  or a taxable  mortgage  pool for federal  income tax purposes or would cause any of the  REMICs to fail to  qualify  as a REMIC or cause any of the REMICs to be subject to tax at any time that any of the  Notes  or  Certificates  are  outstanding  or any  obligations  are due and  owing to the
Enhancer  under the  Insurance  Agreement.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

                  (b) The Owner  Trustee  shall not convey or transfer  any of the Trust's  properties  or assets,  including those included in the Trust Estate,  to any person unless (i) it shall have received an
Opinion  of  Counsel  to the  effect  that  such  transaction  will  not  have any  material  adverse  tax consequence to the Trust or any  Certificateholder  and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with Respect to Certain
Matters.  With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the
Certificateholders and the Enhancer in writing of the proposed action and the Enhancer, or if an
Enhancer Default has occurred and is continuing, the Certificateholders of Certificates representing a majority of the aggregate Certificate Percentage Interest shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Enhancer or such Certificateholders, as applicable, have withheld consent or provided alternative direction:

                  (a) the  initiation  of any  Proceeding  by the Trust  (except  Proceedings  brought  in connection  with the  collection  of cash  distributions  due and owing under the Mortgage  Loans) and the compromise of any  Proceeding  brought by or against the Trust (except with respect to the  aforementioned
Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

                  (b) the election by the Trust to file an amendment to the  Certificate  of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

                  (c) the amendment of any of the Basic  Documents in  circumstances  where the consent of any Noteholder is required;

                  (d) the amendment of any of the Basic  Documents in  circumstances  where the consent of any  Noteholder is not required and such amendment  materially  and adversely  affects the interest of the
Certificateholders;

                  (e) the  appointment  pursuant to the Indenture of a successor  Note  Registrar,  Paying
Agent or Indenture  Trustee or pursuant to this Trust  Agreement of a successor  Certificate  Registrar or
Certificate Paying Agent or the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture
Trustee,  Certificate  Registrar or  Certificate  Paying Agent of its  obligations  under the Indenture or this Trust Agreement, as applicable.

                                                      16

         Section 4.07.     Action by Certificateholders with Respect to Certain Matters.  The Owner
Trustee shall not have the power, except upon the written direction of Certificateholders of
Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of each Class of Certificates, and with the consent of the Enhancer, to (a) remove the Servicer under the
Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic
Documents, sell the Mortgage Loans after the termination of the Indenture.

         Section 4.08.     Action by Certificateholders with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders, and with the consent of the Enhancer, and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such
Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.09.     Restrictions on Certificateholders' Power.  The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the other Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10.     Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders of
Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest of the
Class specified, if any.  Except as expressly provided herein, any written notice of the
Certificateholders of a Class delivered pursuant to this Trust Agreement shall be effective if signed by the Certificateholders of Certificates evidencing not less than a majority of the aggregate Certificate
Percentage Interest of such Class at the time of the delivery of such notice.

         Section 4.11.     Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof,
(i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust
Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

                                                      17

                                                ARTICLE V

                                        Application of Trust Funds

         Section 5.01.     Distributions.

                  (a) On each  Payment  Date  occurring  in the  months  of  March,  June,  September  and
December,  on any date on which the Trust is  terminated  pursuant  to  Section  8.01,  and on each  other
Payment  Date  for  which  the   Certificate   Paying  Agent  has   received   written   notice  from  the
Certificateholders  by the  Determination  Date relating to such Payment Date requesting  funds on deposit in the  Distribution  Account to be  distributed,  the  Certificate  Paying Agent shall  distribute to the
Certificateholders  all funds on deposit in the  Distribution  Account and available  therefor as provided in Section 3.05 of the Indenture.  Such amounts shall be  distributed,  first,  to the  Certificateholders of the Class SB  Certificates,  in an amount  equal to the Class SB  Distribution  Amount for such Payment
Date and the Class SB  Distribution  Amount for any  previous  Payment  Date to the extent not  previously paid, and second,  to the  Certificateholders  of the Class R  Certificates,  any amounts  remaining.  All distributions  made  pursuant to this Section to any Class of  Certificates  shall be  distributed  to the
Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

                  (b) In  the  event  that  any  withholding  tax is  imposed  on  the  distributions  (or allocations of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder  in accordance with this Section 5.01. The  Certificate  Paying Agent is hereby authorized  and directed to retain or cause to be retained  from amounts  otherwise  distributable  to the
Certificateholders  sufficient  funds for the  payment of any tax that is  legally  owed by the Trust (but such  authorization  shall not prevent  the Owner  Trustee  from  contesting  any such tax in  appropriate
Proceedings,  and  withholding  payment of such tax,  if  permitted  by law,  pending  the outcome of such
Proceedings).  The amount of any  withholding  tax imposed  with respect to a  Certificateholder  shall be treated as cash  distributed  to such  Certificateholder  at the time it is  withheld  by the  Certificate
Paying  Agent  and  remitted  to  the  appropriate  taxing  authority.  If  there  is a  possibility  that withholding  tax is  payable  with  respect  to a  distribution  (such  as a  distribution  to a  non-U.S.
Certificateholder),  the  Certificate  Paying Agent may in its sole  discretion  withhold  such amounts in accordance with this paragraph (b).

                  (c) Distributions  to  Certificateholders  shall be subordinated to the creditors of the
Trust, including the Noteholders

                  (d) Allocations  of profits,  income and losses,  as determined  for federal  income tax purposes,  shall be made among the Classes of  Certificates  in accordance  with the REMIC  Provisions and within each Class of Certificates to the  Certificateholders  on a pro rata basis based on the Certificate
Percentage Interests thereof.
                  (e) On each Payment  Date,  the following  amounts in the  following  order of priority, from the amounts  allocable  to the  Noteholders  and  Certificateholders  pursuant to Section 3.05 of the
Indenture,  shall be deemed  to have been  distributed  by REMIC I to REMIC II on  account  of the REMIC I
Regular  Interests or shall be withdrawn from the  Distribution  Account and distributed to the holders of the Class R-I Certificates, as the case may be:

                                                      18

                  (i)      first, to the Holders of the REMIC I Regular Interests, in an amount equal to
         (A) the Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

                  (ii)     second, to the Holders of the REMIC I Regular Interests, in an amount equal to the remainder of the Collections for such Payment Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                           (A)      to the Holders of REMIC I Regular Interests LT2, LT3 and LT4, the LT2
                  Principal Distribution Amount, LT3 Principal Distribution Amount and LT4 Principal
                  Distribution Amount, respectively;

                           (B)      to the Holders of REMIC I Regular Interest LT1, until the
                  Uncertificated Principal Balance of REMIC I Regular Interest LT1 is reduced to zero;

                           (C)      to the  Holders of REMIC I Regular  Interests  LT2,  LT3 and LT4,  pro
                  rata according to their respective  Uncertificated  Principal  Balance as reduced by the distributions  deemed  made  pursuant  to clause  (A)  above,  until the  Uncertificated
                  Principal Balance of each such REMIC I Regular Interest is reduced to zero; and

                  (iii)    any remaining amount to the Holders of the Class R-I Certificates.

                  (f) On  each   Payment   Date,   the   amounts   allocable   to  the   Noteholders   and
Certificateholders  pursuant  to Section  3.05 of the  Indenture  and deemed to have been  distributed  to
REMIC I from REMIC II pursuant to paragraph (e),  shall be deemed to have been  distributed by REMIC II to the  holders of the REMIC II Regular  Interests  on account of the REMIC I Regular  Interests  or shall be withdrawn from the  Distribution  Account and  distributed to the holders of the Class R-II  Certificates, as the case may be in accord with the  provisions  relating  thereto in Section 3.05 of the  Indenture and in this Trust Agreement.

                  (g) Payments  from the Hedge  Agreement  to the Holders of the Class A-1 Notes,  will be from the  Holder of the Class SB  Certificates  which is  entitled  to  amounts  received  under the Hedge
Agreement.  The rights of the Holder of the Class SB  Certificates  to payments from the Hedge  Agreements shall be  outside  and  apart  from its  rights  under the REMIC II  Regular  Interest  SB IO and REMIC II
Regular Interest SB PO, which will not be a part of their ownership of the REMIC II Regular Interests.

         Section 5.02.     Method of Payment.  Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each
Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of each Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check or money order mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate
Register.

                                                      19

         Section 5.03.     Signature on Returns.  The REMIC Administrator, as agent for the Owner
Trustee, shall sign on behalf of the Trust the tax returns of the REMICs. The Owner Trustee shall give the REMIC Administrator all such powers of attorney as are needed to enable the REMICs Administrator to prepare and sign such tax returns.  In the event that approval from the applicable District Director of the Internal Revenue Service for the REMIC Administrator to sign the tax returns is not forthcoming following application, the REMIC Administrator shall prepare and the Owner Trustee shall sign the tax returns for the REMICs.

         Section 5.04.     Statements to Certificateholders.  On each Payment Date, the Certificate
Paying Agent shall make available to each Certificateholder the statement or statements provided to the
Owner Trustee and the Certificate Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing
Agreement with respect to such Payment Date.

                                                ARTICLE VI

                                       Concerning the Owner Trustee

         Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Trust Agreement.  The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust
Agreement and the other Basic Documents.  The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) no provision of this Trust  Agreement or any other Basic  Document shall require the
Owner Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance  of any of its  rights,  duties or powers  hereunder  or under any other Basic  Document if the Owner  Trustee shall have  reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

                  (b) under  no  circumstances   shall  the  Owner  Trustee  be  liable  for  indebtedness
evidenced by or arising under any of the Basic  Documents,  including the principal of and interest on the
Notes;

                  (c) the Owner  Trustee  shall not be  responsible  for or in respect of the  validity or sufficiency  of this  Trust  Agreement  or for the due  execution  hereof by the  Depositor  for the form, character,  genuineness,  sufficiency,  value or validity of any of the Trust Estate, or for or in respect of the  validity or  sufficiency  of the Basic  Documents,  the Notes,  the  Certificates,  other than the certificate  of  authentication  on the  Certificates,  if  executed  by the Owner  Trustee  and the Owner
Trustee shall in no event assume or incur any  liability,  duty, or obligation to any Noteholder or to any
Certificateholder, other than as expressly provided for herein or in the other Basic Documents;

                                                      20

                  (d) the  execution,  delivery,  authentication  and  performance by the Owner Trustee of this Trust  Agreement  will not require the  authorization,  consent or approval  of, the giving of notice to, the filing or registration  with, or the taking of any other action with respect to, any  governmental authority or agency;

                  (e) the  Owner  Trustee  shall  not be  liable  for the  default  or  misconduct  of the
Depositor,  Indenture  Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner
Trustee  shall have no obligation  or liability to perform the  obligations  of the Trust under this Trust
Agreement or the other Basic  Documents  that are required to be performed by the Indenture  Trustee under the Indenture or the Sellers under the Purchase Agreement; and

                  (f) the Owner  Trustee  shall be under no  obligation  to exercise  any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to  institute,  conduct or defend any litigation  under this Trust  Agreement or  otherwise or in relation to this Trust  Agreement or any other
Basic  Document,  at the  request,  order  or  direction  of any of the  Certificateholders,  unless  such
Certificateholders  have offered to the Owner  Trustee  security or indemnity  satisfactory  to it against the costs,  expenses  and  liabilities  that may be  incurred  by the Owner  Trustee  therein or  thereby.
Notwithstanding  the foregoing,  the Enhancer may direct any litigation  under this Trust  Agreement.  The right of the Owner Trustee to perform any  discretionary  act enumerated in this Trust Agreement or in any other Basic  Document  shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

         Section 6.02.     Furnishing of Documents.  The Owner Trustee shall furnish to the
Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

         Section 6.03.     Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                  (a) It is a banking  corporation  duly  organized and validly  existing in good standing under the laws of the State of Delaware.  It has all requisite  corporate  power and authority to execute, deliver and perform its obligations under this Trust Agreement;

                  (b) It has  taken  all  corporate  action  necessary  to  authorize  the  execution  and delivery by it of this Trust  Agreement,  and this Trust  Agreement  will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

                  (c) Neither  the  execution  nor the  delivery  by it of this Trust  Agreement,  nor the consummation by it of the transactions  contemplated  hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law,  governmental rule or regulation  governing the banking or trust  powers of the Owner  Trustee or any judgment or order  binding on it, or  constitute any default  under its charter  documents or bylaws or any  indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

                                                      21

                  (d) This Trust  Agreement,  assuming due  authorization,  execution  and delivery by the
Owner Trustee and the Depositor,  constitutes a valid,  legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable  bankruptcy,  insolvency, reorganization,  moratorium and other laws affecting the  enforcement of creditors'  rights  generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (e) The Owner  Trustee  is not in  default  with  respect  to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental agency, which default might have  consequences  that would materially and adversely  affect the condition  (financial or other) or  operations  of the Owner  Trustee  or its  properties  or might  have  consequences  that would materially adversely affect its performance hereunder; and

                  (f) No  litigation  is  pending  or,  to the  best  of the  Owner  Trustee's  knowledge, threatened  against the Owner  Trustee  which would  prohibit  its entering  into this Trust  Agreement or performing its obligations under this Trust Agreement.

         Section 6.04.     Reliance; Advice of Counsel.

                  (a) The Owner Trustee  shall incur no liability to anyone in acting upon any  signature, instrument,  notice,  resolution,  request, consent, order,  certificate,  report, opinion, bond, or other document  or paper  believed by it to be genuine  and  believed by it to be signed by the proper  party or parties.  The Owner  Trustee may accept a certified  copy of a  resolution  of the board of  directors  or other  governing  body of any corporate  party as conclusive  evidence that such  resolution has been duly adopted  by such body and that the same is in full force and  effect.  As to any fact or matter the method of determination of which is not specifically  prescribed  herein,  the Owner Trustee may for all purposes hereof rely on a  certificate,  signed by the president or any vice president or by the treasurer or other authorized  officers  of the  relevant  party,  as to such  fact or  matter  and  such  certificate  shall constitute  full  protection  to the Owner  Trustee  for any action  taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or  administration  of the Trust hereunder and in the performance of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner Trustee
(i) may act directly or through its agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney)  pursuant to  agreements  entered into with any of them,  and the Owner Trustee shall not be liable for the  conduct or  misconduct  of such  agents,  attorneys,  custodians  or nominees
(including  persons  acting under a power of  attorney)  if such  persons have been  selected by the Owner
Trustee with  reasonable  care, and (ii) may consult with counsel,  accountants  and other skilled persons to be selected  with  reasonable  care and employed by it at the expense of the Trust.  The Owner  Trustee shall not be liable for  anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such  counsel,  accountants  or other such Persons and not contrary to this Trust
Agreement or any other Basic Document.

         Section 6.05.     Not Acting in Individual Capacity.  Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of

                                                      22

the transactions contemplated by this Trust Agreement or any other Basic Document shall look only to the
Trust Estate for payment or satisfaction thereof.

         Section 6.06.     Owner Trustee Not Liable for Certificates or Related Documents.  The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the
Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any other Basic Document or of the Certificates
(other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related
Documents.  The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to
Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic
Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 6.07.     Owner Trustee May Own Certificates and Notes.  The Owner Trustee in its
individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Sellers, the Certificate Paying Agent, the Certificate Registrar and the
Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                               ARTICLE VII

                                      Compensation of Owner Trustee

         Section 7.01.     Owner Trustee's Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the other Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Basic Documents which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

         Section 7.02.     Indemnification.  The Certificateholder of the majority of the Percentage
Interest of the Certificates shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust
Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

                                                      23

                  (a) the  Certificateholder  of the majority of the  Percentage  Interest of the Class SB
Certificates  shall not be liable for or  required  to  indemnify  an  Indemnified  Party from and against
Expenses arising or resulting from the Owner Trustee's willful  misconduct,  negligence or bad faith or as a result of any  inaccuracy of a  representation  or warranty  contained in Section 6.03 expressly made by the Owner Trustee;

                  (b) with  respect  to any such  claim,  the  Indemnified  Party  shall  have  given  the
Certificateholder  of the majority of the Percentage Interest of the Class SB Certificates  written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                  (c) (c)  while maintaining control over its own defense,  the  Certificateholder  of the majority of the  Percentage  Interest of the Class SB  Certificates  shall  consult  with the  Indemnified
Party in preparing such defense; and

                  (d) while  maintaining  control  over  its own  defense,  the  Certificateholder  of the majority of the  Percentage  Interest of the Class SB  Certificates  shall  consult  with the  Indemnified
Party in preparing such defense.

         The  indemnities  contained in this Section shall survive the  resignation  or termination of the
Owner  Trustee  or the  termination  of this Trust  Agreement.  In the event of any  Proceeding  for which indemnity may be sought  pursuant to this Section 7.02, the Owner  Trustee's  choice of legal counsel,  if other than the legal counsel  retained by the Owner Trustee in connection  with the execution and delivery of this Trust  Agreement,  shall be subject to the  approval of the  Certificateholder  of the majority of the  Percentage  Interest  of the  Class  SB  Certificates,  which  approval  shall  not  be  unreasonably withheld.  In  addition,  upon  written  notice to the Owner  Trustee  and with the  consent  of the Owner
Trustee,  which consent shall not be unreasonably  withheld,  the Certificateholder of the majority of the
Percentage  Interest  of the Class SB  Certificates  shall  have the right to assume  the  defense  of any
Proceeding against the Owner Trustee.

                                               ARTICLE VIII

                                      Termination of Trust Agreement

         Section 8.01.     Termination of Trust Agreement.

                  (a) This Trust  Agreement  (other than this Article VIII) and the Trust shall  terminate and be of no  further  force or effect  upon the final  distribution  of all moneys or other  property  or proceeds of the Trust Estate in accordance with the terms of the Indenture and this Trust  Agreement.  The bankruptcy,  liquidation,  dissolution, death or incapacity of any Certificateholder shall not (i) operate
to  terminate  this  Trust  Agreement  or  the  Trust,   (ii)  entitle  such   Certificateholder's   legal
representatives  or heirs to claim an  accounting  or to take any  Proceeding in any court for a partition or winding up of all or any part of the Trust or the Trust  Estate or  (iii) otherwise  affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except  as   provided  in  Section   8.01(a),   neither   the   Depositor   nor  any
Certificateholder shall be entitled to revoke or terminate the Trust.

                                                      24

                  (c) Notice  of any  termination  of the  Trust,  specifying  the  Payment  Date on which
Certificateholders  shall surrender their  Certificates to the Certificate Paying Agent for payment of the final  distribution  thereon and cancellation  thereof,  shall be given by the Certificate Paying Agent by letter to the  Certificateholders  and the Enhancer  mailed within five Business Days of receipt of notice of such  termination  from the Owner  Trustee,  stating (i) the Payment Date upon or with respect to which final payment of the  Certificates  shall be made upon  presentation  and surrender of the Certificates at the office of the Certificate Paying Agent therein  designated,  (ii) the amount of any such final payment and (iii) that the Record Date  otherwise  applicable  to such  Payment Date is not  applicable,  payments being made only upon  presentation  and  surrender of the  Certificates  at the office of the  Certificate
Paying  Agent  therein  specified.  The  Certificate  Paying  Agent  shall  give such  notice to the Owner
Trustee  and the  Certificate  Registrar  at the time  such  notice is given to  Certificateholders.  Upon presentation  and  surrender  of  the  Certificates,  the  Certificate  Paying  Agent  shall  cause  to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the  Certificateholders  shall not have surrendered  their  Certificates for  cancellation  within six months after the date specified in the above mentioned  written notice,  the
Certificate  Paying  Agent  shall give a second  written  notice to the  remaining  Certificateholders  to surrender their  Certificates for cancellation  and receive the final  distribution  with respect thereto.
Subject to  applicable  laws with respect to escheat of funds,  if within one year  following  the Payment
Date on which final payment of the  Certificates  was to have been made pursuant to Section 3.10,  all the
Certificates  shall not have been  surrendered for  cancellation,  the  Certificate  Paying Agent may take appropriate  steps,  or may  appoint  an  agent  to take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other  assets that shall  remain  subject to this Trust  Agreement.  Any funds  remaining in the  Distribution  Account after  exhaustion  of such remedies  shall be  distributed  by the  Certificate
Paying Agent to the  Certificateholder  of the majority of the Percentage  Interest of the Certificates of the Class with respect to which such amounts are due.

                  (d) Upon the  winding  up of the Trust and its  termination,  the  Owner  Trustee  shall cause  the  Certificate  of  Trust to be  cancelled  by  filing a  certificate  of  cancellation  with the
Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

         Section 8.02.     Additional Termination Requirements.

         (a)      Each  REMIC  shall  be   terminated  in   accordance   with  the  following   additional
requirements  including upon the exercise by the Servicer of an optional  redemption of the Notes pursuant to Section 8.08 of the Servicing  Agreement,  unless the Owner Trustee,  the REMIC  Administrator  and the
Servicer  have  received an Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the
Owner  Trustee)  to the effect  that the  failure  of the REMIC to comply  with the  requirements  of this
Section  8.02  will not (i)  result  in the  imposition  on the  Trust  Estate  of  taxes  on  "prohibited transactions,"  as  described  in  Section  860F of the Code,  or (ii)  cause any of the REMICs to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                                                      25

                  (i)      The Servicer  shall  establish a 90-day  liquidation  period for such REMIC and specify the first day of such period in a statement,  which the  Indenture  Trustee  shall attach to the Trust Estate's final Tax Return pursuant to Treasury  regulations  Section  1.860F-1.  The
         Servicer  also shall  satisfy  all of the  requirements  of a qualified  liquidation  for a REMIC under Section 860F of the Code and regulations thereunder;

                  (ii)     The Servicer  shall notify the Owner Trustee and the  Indenture  Trustee at the commencement  of such  90-day  liquidation  period  and, at or prior to the time of making of the final payment on the  Certificates,  the Owner Trustee shall sell or otherwise  dispose of all of the remaining assets of the Trust Estate in accordance with the terms hereof; and

                  (iii)    If the  Servicer is  exercising  its right to purchase  the assets of the Trust
         Estate,  the Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final
         Payment Date, purchase all of the assets of the Trust Estate for cash.

         (b)      Each  Holder of a  Security  and the  Owner  Trustee  hereby  irrevocably  approves  and appoints the Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for the REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.

                                                ARTICLE IX

                          Successor Owner Trustees and Additional Owner Trustees

         Section 9.01.     Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute;
authorized to exercise corporate trust powers; having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least A by Moody's or Standard
& Poor's.  If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the
Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the
Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02.     Replacement of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the
Enhancer, the Indenture Trustee and the Depositor.  Upon receiving such notice of resignation, the
Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Enhancer, which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner
Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment

                                                      26

within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner  Trustee shall cease to be eligible in  accordance  with the  provisions of Section 9.01 and shall fail to resign after written request  therefor by the Indenture  Trustee,  or if at any time the  Owner  Trustee  shall be  legally  unable  to act,  or  shall  be  adjudged  bankrupt  or insolvent,  or a  receiver  of the Owner  Trustee or of its  property  shall be  appointed,  or any public officer  shall take charge or control of the Owner  Trustee or of its  property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the Indenture Trustee may, and, at the direction of the Enhancer,  shall,  remove the Owner Trustee.  If the Indenture  Trustee shall remove the Owner Trustee under the authority of the immediately  preceding  sentence,  the Indenture Trustee shall promptly appoint a successor  Owner Trustee  acceptable to the Enhancer by written  instrument,  in duplicate,  one copy of which  instrument  shall be  delivered  to the  outgoing  Owner  Trustee  so  removed  and one copy to the successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner  Trustee.  If the Indenture
Trustee is unable to appoint a  successor  Owner  Trustee  within 60 days  after any such  direction,  the
Indenture  Trustee may petition any court of competent  jurisdiction  for the  appointment  of a successor
Owner Trustee.

         Any  resignation  or removal of the Owner Trustee and  appointment  of a successor  Owner Trustee pursuant  to any of the  provisions  of this  Section  shall not  become  effective  until  acceptance  of appointment by the successor  Owner Trustee  pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

         Section 9.03.     Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to
Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor
Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner
Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.
         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon  acceptance of appointment by a successor  Owner Trustee  pursuant to this Section 9.03, the
Indenture  Trustee  shall mail  notice  thereof to all  Certificateholders,  the  Indenture  Trustee,  the
Noteholders  and the Rating  Agencies and the Enhancer.  If the Indenture  Trustee shall fail to mail such notice within 10 days after acceptance of such  appointment by the successor Owner Trustee,  the successor
Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

                                                      27

         Section 9.04.     Merger or Consolidation of Owner Trustee.  Any Person into which the Owner
Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;
provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the
Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05.     Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner
Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) All rights,  powers,  duties and  obligations  conferred  or imposed  upon the Owner
Trustee  shall be  conferred  upon and  exercised  or  performed  by the Owner  Trustee and such  separate trustee or  co-trustee  jointly (it being  understood  that such  separate  trustee or  co-trustee  is not authorized to act  separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed,  the Owner
Trustee  shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights, powers,  duties  and  obligations  (including  the  holding  of title to the Trust  Estate or any  portion thereof in any such  jurisdiction)  shall be exercised  and performed  singly by such separate  trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (b) No trustee under this Trust  Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

                  (c) The Owner Trustee may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the  then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing  any  separate  trustee  or  co-trustee  shall  refer  to this  Trust
Agreement  and the  conditions  of this  Article  IX.  Each  separate  trustee  and  co-trustee,  upon its acceptance  of the trusts  conferred,  shall be vested  with the  estates  or  property  specified  in its instrument  of  appointment,  either  jointly  with the Owner  Trustee or  separately,  as may be provided

                                                      28

therein,  subject to all the provisions of this Trust  Agreement,  specifically  including every provision of this Trust Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any separate  trustee or  co-trustee  may at any time  appoint the Owner  Trustee as its agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name.  If any  separate  trustee or  co-trustee  shall  die,  become  incapable  of  acting,  resign  or be  removed,  all of its  estates, properties,  rights,  remedies  and trusts shall vest in and be  exercised  by the Owner  Trustee,  to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                                ARTICLE X

                                      Compliance With Regulation AB

         Section 10.01.    Intent of the Parties; Reasonableness.

         The Depositor and the Owner Trustee  acknowledge  and agree that the purpose of this Article X is to  facilitate  compliance  by the  Depositor  with the  provisions of Regulation AB and related rules and regulations  of the  Commission.  The  Depositor  shall not  exercise  its right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than  compliance  with  the  Securities  Act,  the  Exchange  Act and the  rules  and  regulations  of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  The  Owner  Trustee  acknowledges  that interpretations  of the  requirements  of Regulation AB may change over time,  whether due to interpretive guidance  provided by the Commission or its staff,  consensus among  participants  in the  mortgage-backed securities markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable requests made by the  Depositor  in good faith for  delivery  of  information  under  these  provisions  on the basis of evolving  interpretations  of  Regulation  AB. The Owner  Trustee  shall  cooperate in good faith with any reasonable  request by the  Depositor  for  information  regarding  the Owner Trustee that is necessary or required,  in the  reasonable,  good faith  determination  of the  Depositor,  to permit the  Depositor to comply with the provisions of Regulation AB.

         Section 10.02.    Additional Representations and Warranties of the Owner Trustee.

         (a)      The Owner  Trustee  shall be deemed to represent  and warrant to the Depositor as of the date  hereof and on each date on which  information  is provided to the  Depositor  under  Sections 10.01,
10.02(b) or 10.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not  aware  and has not  received  notice  that any  default,  early  amortization  or  other  performance triggering event has occurred as to any other  Securitization  Transaction due to any default of the Owner
Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse effect
on  the  performance  by  it  of  its  trustee   obligations  under  the  Trust  Agreement  or  any  other
Securitization  Transaction  as to  which  it is  the  trustee;  (iii) there  are  no  material  legal  or governmental  proceedings  pending  (or known to be  contemplated)  against it that would be  material  to

                                                      29

Noteholders;  (iv) there are no  relationships or transactions (as described in Item 1119(b) of Regulation
AB)  relating  to the Owner  Trustee  with  respect  to the  Depositor  or any  sponsor,  issuing  entity, servicer,  trustee,  originator,  significant  obligor,  enhancement or support provider or other material transaction  party (as each of such  terms  are used in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated by the Trust  Agreement,  as identified by the Depositor to the Owner Trustee in writing as of the Closing Date (each,  a  "Transaction  Party")  that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated third party, apart from the Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the Owner Trustee is not an affiliate (as  contemplated  by Item 1119(a) of
Regulation AB) of any  Transaction  Party.  The Depositor  shall notify the Owner Trustee of any change in the  identity  of a  Transaction  Party after the Closing  Date at least five (5)  Business  Days prior to
January 31 of each calendar year.

         (b)      If so  requested by the  Depositor on any date  following  the Closing  Date,  the Owner
Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation and  warranty  is not  accurate  as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

         Section 10.03.    Information to Be Provided by the Owner Trustee.

                  (a) For so long  as the  Notes  are  outstanding,  for the  purpose  of  satisfying  the
Depositor's  reporting  obligation  under the Exchange  Act with respect to any class of Notes,  the Owner
Trustee  shall  provide to the  Depositor a written  description  of (i) the  commencement  of, a material development in or, if applicable,  the  termination  of, any and all legal  proceedings  against the Owner
Trustee or any and all  proceedings of which any property of the Owner Trustee is the subject,  that would be material to  Noteholders;  and (ii) any  such  proceedings  known to be  contemplated  by  governmental authorities  that would be material to  Noteholders.  the Owner Trustee  shall also notify the  Depositor, in writing,  as promptly as practicable  following notice to or discovery by a Responsible  Officer of the
Owner Trustee of any material  changes to proceedings  described in the preceding  sentence.  In addition, the Owner  Trustee will furnish to the  Depositor,  in writing,  the  necessary  disclosure  regarding the
Owner Trustee  describing such proceedings  required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports  filed by or on behalf of the  Depositor  pursuant to the Exchange Act. The Depositor will allow the Owner Trustee to review any disclosure  relating to material  litigation  against the Owner
Trustee  prior to filing such  disclosure  with the  Commission  to the extent the  Depositor  changes the information  provided by the Owner Trustee.  Any descriptions  required with respect to legal proceedings, as well as updates to previously  provided  descriptions,  under this  Section 10.03(a)  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the relevant event occurs.

                  (b) For so long  as the  Notes  are  outstanding,  for the  purpose  of  satisfying  the
Depositor's  reporting  obligation  under the Exchange  Act with respect to any class of Notes,  the Owner
Trustee  shall,  no later  than  January 31 of each  calendar  year,  (i) provide  to the  Depositor  such information  regarding the Owner Trustee as is required for the purpose of  compliance  with  Item 1119 of

                                                      30

Regulation AB; provided,  however,  the Owner Trustee shall not be required to provide such information in the event that there has been no change to the  information  previously  provided by the Owner  Trustee to the  Depositor;  and (ii) as  promptly as  practicable  following  notice to or discovery by a Responsible
Officer of the Owner Trustee of any changes to such  information,  provide to the  Depositor,  in writing,
such  updated  information.   Such  information  shall  include,  at  a  minimum,  a  description  of  any affiliation  between the Owner Trustee and any of the following parties to the Securitization  Transaction contemplated  by the Trust  Agreement,  as such parties and their  affiliates  are identified to the Owner
Trustee by the Depositor in connection  with the closing of each  Securitization  Transaction or, if there has been a change in any such party,  as such party is identified by the Depositor in a written  notice to the Owner Trustee at least five (5) Business Days prior to January 31 of each calendar year:

                  (1)      the sponsor;

                  (2)      any depositor;

                  (3)      the issuing entity;

                  (4)      any servicer;

                  (5)      any other trustee;

                  (6)      any originator;

                  (7)      any significant obligor;

                  (8)      any enhancement or support provider; and

                  (9)      any other material party related to any Securitization Transaction.

         In addition,  the Owner Trustee  shall  provide a description  of whether there is, and if so the general  character of, any business  relationship,  agreement,  arrangement,  transaction or understanding between the Owner Trustee and any  above-listed  party that is entered into outside the ordinary course of business  or is on terms other than would be obtained in an arm's  length  transaction  with an  unrelated third  party,  apart  from the  Securitization  Transaction  contemplated  by the  Trust  Agreement,  that currently  exists  or that  existed  during  the past two  years  and that is  material  to an  investor's understanding of the Notes.

                  (c) As of the  related  Payment  Date with  respect  to each  Report on  Form 10-D  with respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding  the date each
Report on Form 10-K with  respect to the Notes is filed,  the Owner  Trustee  shall be deemed to represent and  warrant  that any  information  previously  provided by the Owner  Trustee  under this  Article X  is materially  correct and does not have any  material  omissions  unless the Owner  Trustee has  provided an update to such information.

         Section 10.04.    Indemnification; Remedies.

                  (a) The Owner Trustee shall  indemnify the  Depositor,  each affiliate of the Depositor,
GMACM and each affiliate of GMACM, and the respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any claims, losses,  liabilities  (including  penalties),  actions,  suits,  judgments,  demands,  damages,  costs and

                                                      31

expenses (including  reasonable fees and expenses of attorneys or, as necessary,  consultants and auditors and reasonable costs of investigations) that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement  of a material  fact  contained or alleged to be contained in any  information,  report,  certification  or other material  provided under  Sections 10.01,
10.02 or 10.03 of this  Article X by or on behalf of the Owner Trustee  (collectively,  the "Owner Trustee
Information"),  or (B) the omission or alleged  omission to state in Owner Trustee  Information a material fact  required to be stated in Owner  Trustee  Information  or necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading; or

                           (ii)     any failure by the Owner Trustee to deliver any  information,  report, certification or other material when and as required under Sections 10.02 and 10.03.

                  (b) In  the  case  of  any  failure  of   performance   described  in   clause (ii)   of
Section 10.04(a),  the Owner Trustee shall (i) promptly  reimburse the Depositor for all costs  reasonably incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material not  delivered by the Owner  Trustee as required  and (ii)  cooperate  with the  Depositor to mitigate any damages that may result from such failure.

                  (c) The Depositor and GMACM shall  indemnify the Owner  Trustee,  each  affiliate of the
Owner  Trustee and the  respective  present and former  directors,  officers,  employees and agents of the
Owner  Trustee,  and shall hold each of them  harmless  from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses  that any of them may  sustain  arising  out of or  based  upon  (i) any  untrue  statement  of a material  fact  contained or alleged to be contained  in any  information  provided by or on behalf of the
Depositor  or  GMACM  for  inclusion  in  any  report  filed  with  Commission   under  the  Exchange  Act
(collectively,  the "GMACM  Information"),  or (ii) the omission or alleged omission to state in the GMACM
Information a material fact required to be stated in the GMACM  Information  or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Notwithstanding  any provision in this  Section 10.04  to the contrary,  the parties agree  that  none of the  Owner  Trustee,  the  Depositor  or GMACM  shall be  liable to the other for any consequential or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability), or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                ARTICLE XI

                                              Miscellaneous

         Section 11.01.    Amendments.

                  (a) This Trust  Agreement  may be amended  from time to time by the parties  hereto with the consent of the Enhancer as specified in this Section 11.01,  provided that any such amendment,  except as provided in paragraph (e) below,  shall be accompanied by an Opinion of Counsel  addressed to the Owner
Trustee and the  Enhancer to the effect that such  amendment  (i)  complies  with the  provisions  of this

                                                      32

Section  and (ii) will not cause the Trust to be  subject to any tax or cause any of the REMICs to fail to qualify as a REMIC for federal income tax purposes.

                  (b) If the  purpose of any such  amendment  (as  detailed  therein)  is to  correct  any mistake,  eliminate  any  inconsistency,  cure any  ambiguity  or deal with any matter not covered in this
Trust Agreement  (i.e., to give effect to the intent of the parties),  it shall not be necessary to obtain the consent of any  Certificateholders,  but the Owner Trustee  shall be furnished  with (i) a letter from each Rating Agency that the  amendment  will not result in a Rating Event,  determined  without  regard to the Policy and (ii) an Opinion of Counsel to the effect  that such  action  will not  adversely  affect in any  material  respect the  interests of any  Certificateholder  or the  Enhancer,  and the consent of the
Enhancer shall be obtained.

                  (c) If the  purpose of the  amendment  is to prevent  the  imposition  of any federal or state taxes at any time that any Security is  outstanding  (i.e.,  technical  in nature),  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any  Certificateholder  and the consent of the Enhancer  shall be obtained.

                  (d) If the purpose of the  amendment is to add or  eliminate or change any  provision of the Trust Agreement  other than as contemplated in (b) and (c) above,  the amendment shall require (i) the consent of the  Enhancer  and an Opinion of Counsel  to the effect  that such  action  will not  adversely affect in any material  respect the interests of any  Certificateholder  and (ii) either (A) a letter from each Rating Agency that such  amendment  will not cause a Rating Event,  if determined  without  regard to the Policy or (B) the consent of  Certificateholders  of each Class of Certificates  evidencing a majority of the aggregate  Certificate  Percentage Interest and the Indenture Trustee;  provided,  however, that no such amendment  shall reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed on any Certificate without the consent of each  Certificateholder  affected thereby and the Enhancer,  or reduce the aforesaid  percentage of Certificates the  Certificateholders  of which are  required to consent to any such  amendment,  without the consent of the  Certificateholders  of all such Certificates then outstanding.

                  (e) No  amendment  of this Trust  Agreement  may  provide  for the holding of any of the
Certificates in book-entry form.

                  (f) If the purpose of any such  amendment is to provide for the  issuance of  additional
Certificates  representing  an interest in the Trust,  it shall not be  necessary to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished  with (i) an Opinion of Counsel to the effect  that  such  action  will not  adversely  affect  in any  material  respect  the  interests  of any
Certificateholders  and (B) a letter from each Rating  Agency to the effect that such  amendment  will not cause a Rating Event,  if determined  without regard to the Policy,  and the consent of the Enhancer shall be obtained.

                  (g) Promptly  after the  execution of any such  amendment or consent,  the Owner Trustee
shall  furnish   written   notification   of  the   substance  of  such   amendment  or  consent  to  each
Certificateholder,  the Indenture Trustee,  the Enhancer and each of the Rating Agencies.  It shall not be

                                                      33

necessary for the consent of  Certificateholders  or the Indenture  Trustee pursuant to this Section 11.01 to approve the particular  form of any proposed  amendment or consent,  but it shall be sufficient if such consent  shall  approve the  substance  thereof.  The manner of  obtaining  such  consents  (and any other consents of  Certificateholders  provided for in this Trust  Agreement or in any other Basic Document) and of evidencing the  authorization of the execution thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (h) In  connection  with the  execution of any  amendment to any  agreement to which the
Trust is a party,  other than this Trust  Agreement,  the Owner  Trustee  shall be entitled to receive and conclusively  rely upon an  Opinion  of  Counsel  to the  effect  that such  amendment  is  authorized  or permitted  by the  documents  subject to such  amendment  and that all  conditions  precedent in the Basic
Documents for the execution and delivery  thereof by the Trust or the Owner  Trustee,  as the case may be, have been satisfied.

         Promptly  after the execution of any  amendment to the  Certificate  of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Section 11.02.    No Legal Title to Trust Estate.  The Certificateholders shall not have legal title to any part of the Trust Estate.  The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with
Articles V and VIII.  No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         Section 11.03.    Limitations on Rights of Others.  Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the
Certificateholders, the Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04.    Notices.

                  (a) Unless otherwise  expressly  specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed  given upon  receipt:  if to the Owner  Trustee,  addressed to its
Corporate  Trust  Office;  if to the  Certificate  Paying  Agent,  addressed to The Bank of New York Trust
Company,  N.A., 2 North  LaSalle  Street,  Suite 1020,  Chicago,  Illinois  60602,  Attention:  Structured
Finance  Services - GMACM Home  Equity Loan Trust  Series  2007-HE1,  if to the  Depositor,  addressed  to
Residential  Asset Mortgage  Products,  Inc.,  8400 Normandale  Lake  Boulevard,  Suite 600,  Minneapolis,
Minnesota  55437,  Attention:  President,  Re:  GMACM Home Equity Loan Trust  Series  2007-HE1;  if to the
Enhancer,  addressed to MBIA Insurance Corporation,  113 King Street,  Armonk, New York 10504:  Attention:
Insured  Portfolio  Management - Structured  Finance  (GMACM Home Equity Loan Trust  2007-HE1),  if to the
Rating Agencies,  addressed to Moody's  Investors  Service,  Inc., 99 Church Street,  4th Floor, New York,

                                                      34

New York 10001 and Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  55 Water Street,
New  York,  New  York  10004,  Attention:  Structured  Finance  Department  - MBS;  or,  as to each of the foregoing  Persons,  at such other address as shall be  designated  by such Person in a written  notice to each of the other foregoing Persons.

                  (b) Any notice required or permitted to be given to a  Certificateholder  shall be given by  first-class  mail,  postage  prepaid,  at the  address  of  such  Certificateholder  as  shown  in the
Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Trust  Agreement  to a
Certificateholder  shall  be  conclusively  presumed  to  have  been  duly  given,  whether  or  not  such
Certificateholder receives such notice.

                  (c) A copy of any  notice  delivered  to the Owner  Trustee  or the Trust  shall also be delivered to the Depositor.

                  (d) Where this Trust Agreement provides for a notice,  certificate,  opinion,  report or similar  delivery to be given to any  transaction  party or to a Rating  Agency,  a copy of such  document shall be contemporaneously sent to the Enhancer.

         Section 11.05.    Severability.  Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.06.    Separate Counterparts.  This Trust Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07.    Successors and Assigns.  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Enhancer, the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such
Certificateholder.

         Section 11.08.    No Petition.  The Owner Trustee, by entering into this Trust Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy Proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

         Section 11.09.    No Recourse.  Each Certificateholder, by accepting a Certificate, acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor, the Sellers, the Owner Trustee, the
Indenture Trustee or any Affiliate thereof, and that no recourse may be had against such Persons or

                                                      35

their assets, except as may be expressly set forth or contemplated in the Certificates, this Trust
Agreement or the other Basic Documents.

         Section 11.10.    Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11.    GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12.    Integration.  This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

         Section 11.13.    Rights of Enhancer to Exercise Rights of Certificateholders.  By accepting its
Certificate, each Certificateholder agrees that unless an Enhancer Default exists or as otherwise provided in this Agreement, the Enhancer shall have the right to exercise all rights of the
Certificateholders under this Trust Agreement without any further consent of the Certificateholders.
Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the
Owner Trustee to the Certificateholders pursuant to this Trust Agreement, or create any fiduciary obligation of the Owner Trustee to the Enhancer. The Enhancer shall be an express third party beneficiary of this Trust Agreement.

                                                      36

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized,  all as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                                          as Depositor

                                                     By:______________________________________________
                                                              Name:
                                                              Title:

                                                     WILMINGTON TRUST COMPANY,
                                                          not in its individual capacity but solely as
                                                          Owner Trustee, except with respect to the
                                                          representations and warranties contained in
                                                          Section 6.03 hereof

                                                     By:_______________________________________________
                                                              Name:
                                                              Title:

Acknowledged and Agreed:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
     as Indenture Trustee, Certificate
     Registrar and Certificate Paying Agent

By:_______________________________________________
         Name:
         Title:

                                                      37

Acknowledged and Agreed for purposes of Article X:

GMAC MORTGAGE, LLC,

By:_______________________________________________
         Name:
         Title:

                                                      38

                                                EXHIBIT A

                                       FORM OF CLASS SB CERTIFICATE

THIS CLASS SB  CERTIFICATE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE AGREEMENT
(AS DEFINED HEREIN).

THIS CLASS SB  CERTIFICATE IS ISSUED IN THE  PERCENTAGE  INTEREST SET FORTH BELOW.  THE  CERTIFICATEHOLDER
OF THIS  CERTIFICATE  HEREBY  CONSENTS TO ANY CHANGE IN ITS  PERCENTAGE  INTEREST IN ACCORDANCE  WITH SUCH
SECTION.

SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS NOTE IS A  "REGULAR  INTEREST"  IN A "REAL  ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CLASS SB  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND  STATE  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE
EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO  TRANSFER  OF THIS  CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE
RECEIVED  EITHER  (i) A  REPRESENTATION  LETTER,  IN THE  FORM OF  EXHIBIT  G TO THE  AGREEMENT,  FROM THE
TRANSFEREE OF THIS  CERTIFICATE  TO THE EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT OR OTHER
PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS OF
THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION  4975 OF THE
INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  ANY PERSON ACTING,  DIRECTLY OR  INDIRECTLY,  ON
BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN  ASSETS,"  WITHIN THE MEANING OF THE DEPARTMENT OF LABOR
REGULATIONS SECTION 2510.3-101,  TO ACQUIRE THIS CLASS SB  CERTIFICATE (EACH, A "PLAN INVESTOR"),  OR (ii)
IF THIS CLASS SB  CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR,  AN OPINION OF
COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE DEPOSITOR,  THE OWNER TRUSTEE,  THE
SERVICER  AND THE  CERTIFICATE  REGISTRAR,  TO THE EFFECT THAT THE  PURCHASE  OR HOLDING OF THIS  CLASS SB
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN A  PROHIBITED
TRANSACTION  UNDER  SECTION  406 OF ERISA OR SECTION  4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY
SUBSEQUENT  ENACTMENTS)  AND WILL NOT  SUBJECT  THE  DEPOSITOR,  THE OWNER  TRUSTEE,  THE  SERVICER OR THE
CERTIFICATE  REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

                                                      A-1

THE  TRANSFEREE OF THIS CLASS SB  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES FEDERAL  WITHHOLDING  TAX
UNLESS THE  CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS
TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

THIS CLASS SB  CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE DEPOSITOR,
THE SERVICER,  THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS
EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Class:  SB

Certificate No.

Percentage Interest: 100%

Cut-Off Date:  March 1,  2007

Date of Trust Agreement:  March 29, 2007

First Payment Date:  April 25, 2007

Final Payment Date:  August 25, 2037

                        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE1

                   evidencing a fractional undivided interest in GMACM Home Equity Loan
                      Trust 2007-HE1 (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

         This Class SB  Certificate  is payable  solely from the assets of the Trust Estate,  and does not represent  an  obligation  of or interest in the  Depositor,  the Sellers,  the  Servicer,  the  Indenture
Trustee or the Owner Trustee or any of their  Affiliates.  This Class SB  Certificate is not guaranteed or insured by any governmental  agency or  instrumentality  or by the Depositor,  the Sellers,  the Servicer,
the  Indenture  Trustee  or the Owner  Trustee  or any of their  affiliates.  None of the  Depositor,  the
Sellers,  the Servicer,  the Indenture  Trustee or the Owner Trustee or any of their  Affiliates will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that GMAC Mortgage,  LLC is the  registered  owner of the  Certificate  Percentage
Interest  evidenced  by  this  Class SB  Certificate  (as  set  forth  on  the  face  hereof)  in  certain distributions  with respect to the Trust Estate,  consisting  primarily of the Mortgage Loans,  created by

                                                      A-2

Residential Asset Mortgage  Products,  Inc. (the  "Depositor").  The Trust (as defined herein) was created pursuant to a trust agreement dated as of March 29, 2007 (as amended and  supplemented  from time to time, the  "Agreement"),  between the  Depositor  and  Wilmington  Trust  Company,  as owner trustee (the "Owner
Trustee,"  which term  includes any  successor  entity under the  Agreement),  a summary of certain of the pertinent  provisions  of which  is set  forth  hereafter.  Capitalized  terms  used  herein  that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of
March 29, 2007,  between the Trust and the Indenture  Trustee.  This Class SB  Certificate is issued under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the
Certificateholder  of this Class SB  Certificate by virtue of the  acceptance  hereof assents and by which such Certificateholder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each
March,  June,  September  and  December  or, if such 25th day is not a  Business  Day,  the  Business  Day immediately  following (the "Payment Date"),  commencing on the first Payment Date specified above, to the
Person in whose name this  Class SB  Certificate  is  registered  at the close of business on the last day
(or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Class SB  Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any,  required to be  distributed  to  Certificateholders  of Class SB
Certificates on such Payment Date.  Distributions  on this Class SB  Certificate  will be made as provided
in  the   Agreement  by  the   Certificate   Paying  Agent  by  wire  transfer  or  check  mailed  to  the
Certificateholder  of record in the  Certificate  Register  without the  presentation or surrender of this
Class SB  Certificate  or the making of any  notation  hereon.  Pursuant to the  Agreement,  the Trust has
issued  three  Classes  of  Certificates,   designated  as  the  Class SB   Certificates,   the  Class R-I
Certificates and the Class R-II Certificates.

         Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the  final distribution on this Class SB  Certificate  will be made after due notice by the Certificate  Paying Agent of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of  this  Class SB
Certificate at the Corporate Trust Office of the Certificate Registrar.

         No transfer of this  Class SB  Certificate  will be made unless such  transfer is exempt from the registration  requirements  of the  Securities  Act of 1933, as amended (the  "Securities  Act"),  and any applicable  state  securities  laws or is made in accordance  the  Securities  Act and such state laws. In the event that such a transfer is to be made, (i) the  Certificate  Registrar or the Depositor may require an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Certificate  Registrar and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities Act, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form  described in the  Agreement and (iii) the  Certificate  Registrar  shall  require the  transferee to execute  an  investment  letter and a  Certificate  of  Non-Foreign  Status in the form  described  by the
Agreement (or if a Certificate of Non-Foreign  Status is not provided,  an Opinion of Counsel as described in the  Agreement),  which  investment  letter and  certificate  or Opinion of Counsel shall not be at the
expense  of  the  Trust,   the  Owner  Trustee,   the   Certificate   Registrar  or  the  Depositor.   The

                                                      A-3

Certificateholder  hereof desiring to effect such transfer shall,  and does hereby agree to, indemnify the
Trust,  the Owner  Trustee,  the  Depositor,  the  Servicer  and the  Certificate  Registrar  against  any liability  that may  result  if the  transfer  is not so  exempt  or is not made in  accordance  with such federal  and  state  laws.  In  connection  with any such  transfer,  the  Certificate  Registrar  (unless otherwise  directed by the Depositor) will also require either (i) a  representation  letter,  in the form of  Exhibit G  to the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the prohibited transaction restrictions or the fiduciary  responsibility  requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting,  directly or indirectly,  on behalf of any such
Plan or any Person using the "plan  assets,"  within the meaning of the  Department  of Labor  Regulations
Section  2510.3-101,  to  effect  such  acquisition  (collectively,  a  "Plan  Investor")  or (ii) if such transferee  is a  Plan  Investor,  an  Opinion  of  Counsel  acceptable  to  and  in  form  and  substance satisfactory  to the Depositor,  the Owner Trustee,  the Servicer and the  Certificate  Registrar,  to the
effect that the purchase or holding of such Class SB  Certificate is  permissible  under  applicable  law, will not  constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments) and will not subject the Depositor,  the
Owner  Trustee,  the Servicer or the  Certificate  Registrar  to any  obligation  or liability  (including obligations  or  liabilities  under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

         This Class SB  Certificate is one of a duly authorized issue of Certificates  designated as GMACM
Home Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder  of this Class SB  Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit in the  Distribution  Account  that have been  released  from the
Lien of the  Indenture  for  payment  hereunder  and that  neither  the Owner  Trustee  in its  individual capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount  payable under this Class SB  Certificate or the Agreement or, except as expressly provided in the Agreement,  subject to any liability under the Agreement.

         The  Certificateholder  of this Class SB  Certificate  acknowledges and agrees that its rights to receive  distributions  in respect of this  Class SB  Certificate  are  subordinated  to the rights of the
Noteholders as described in the Indenture.

         Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants  and agrees that such
Certificateholder  will  not at any time  institute  against  the  Depositor,  or join in any  institution against  the  Depositor  or the Trust of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations  relating to the Certificates,  the Notes, the Agreement or any of the other Basic Documents.

         The Agreement  permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by the consent of the Enhancer  and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment  complies  with the  provisions  of the  Agreement and will not cause the Trust to be subject  to an entity  level  tax.  If the  purpose  of any such  amendment  is to  correct  any  mistake, eliminate  any  inconsistency,  cure any  ambiguity or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished  with

                                                      A-4

a letter  from  each  Rating  Agency  to the  effect  that such  amendment  will not cause a Rating  Event determined  without  regard to the  Policy,  and the consent of the  Enhancer  shall be  obtained.  If the purpose of any such  amendment  is to prevent  the  imposition  of any  federal or state taxes at any time that  any  Security  is  Outstanding,  it  shall  not be  necessary  to  obtain  the  consent  of the  any
Certificateholder,  but the  Owner  Trustee  shall be  furnished  with an  Opinion  of  Counsel  that such amendment is necessary or helpful to prevent the  imposition of such taxes and is not  materially  adverse to any  Certificateholder  and the  consent  of the  Enhancer  shall be  obtained.  If the  purpose of the amendment  is to add or eliminate or change any  provision  of the  Agreement,  other than as specified in the preceding two  sentences,  the amendment  shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event  (determined  without regard to the Policy or
(b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the Certificates and
the  Indenture  Trustee;  provided,  however,  that no such  amendment  shall (i) reduce in any manner the amount  of,  or  delay  the  time  of,  payments  received  that are  required  to be  distributed  on any
Certificate  without the consent of all  Certificateholders  affected  thereby and the  Enhancer,  or (ii)
reduce the aforesaid  percentage of Certificates the  Certificateholders  of which are required to consent to any such  amendment  without  the  consent  of the  Certificateholders  of all such  Certificates  then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Class SB  Certificate is registerable in the Certificate  Register upon surrender of this Class SB
Certificate  for  registration  of transfer at the Corporate  Trust Office of the  Certificate  Registrar,
accompanied by a written  instrument of transfer in form  satisfactory to the  Certificate  Registrar duly executed  by the  Certificateholder  hereof  or  such  Certificateholder's  attorney  duly  authorized  in writing,  and  thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same
Class and  aggregate  Percentage  Interest  will be  issued  to the  designated  transferee.  The  initial
Certificate Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the  Agreement,  the Class SB  Certificates  are  issuable  only in minimum denominations  of a  10.0000%  Percentage  Interest  and in  integral  multiples  of a 0.0001%  Percentage
Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set
forth,  the  Class SB   Certificates  are  exchangeable  for  new  Class SB   Certificates  of  authorized
denominations,  as requested by the  Certificateholder  surrendering  the same. This Class SB  Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration of transfer or exchange,  but the Owner
Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover  any tax or governmental charge payable in connection therewith.

         The Owner Trustee,  the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this Class SB  Certificate is registered as the owner hereof for all purposes,  and none of the Owner
Trustee,  the Certificate  Paying Agent, the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

                                                      A-5

         This Class SB  Certificate  shall be governed by and construed in accordance with the laws of the
State of Delaware.

         The  obligations  created by the Agreement in respect of this Class SB  Certificate and the Trust created  thereby shall  terminate upon the final  distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the  certificate  of  authentication  hereon  shall have been  executed  by an  authorized officer of the Owner Trustee, or an authenticating  agent by manual signature,  this Class SB  Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                         [Signature Page Follows]

                                                      A-6

         IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust  and not in its  individual capacity, has caused this Class SB Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE1

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not  in  its  individual  capacity  but
                                                                   solely as Owner Trustee

Dated: March 29, 2007                                     By:___________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:___________________________________________________
                 Authorized Signatory

or___________________________________________________,
         as Authenticating Agent of the Trust

By:___________________________________________________
                 Authorized Signatory

                                                      A-7

                                                ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

___________________________________________________________________________________________________________________
                                           (name and address of assignee)

___________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

_____________________________

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.
Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                      A-8

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for   the   account   of _____________________________________________________________________,    account   number
_______________________________, or, if mailed by check, to____________________________________.

         Applicable statements should be mailed to_____________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                      A-9

                                                EXHIBIT B

                                           CERTIFICATE OF TRUST

                                                    OF

                                  GMACM HOME EQUITY LOAN TRUST 2007-HE1

         THE UNDERSIGNED,  Wilmington Trust Company, as owner trustee (the "Trustee"),  for the purpose of forming a statutory trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  GMACM HOME EQUITY LOAN TRUST 2007-HE1

         2.       The name and  business  address  of the  Trustee  of the  statutory  trust in the  State
Delaware is  Wilmington  Trust  Company,  Rodney  Square  North,  1100 North  Market  Street,  Wilmington,
Delaware 19890.

         3.       The  statutory  trust  reserves  the  right to  amend,  alter,  change,  or  repeal  any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE  UNDERSIGNED,  being the Trustee  hereinbefore  named, for the purpose of forming a statutory trust  pursuant to the  provisions  of the Delaware  Statutory  Trust Act, does make this  certificate  of trust,  hereby declaring and further  certifying that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                                          WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely
                                                              as owner trustee under the trust agreement
                                                              to be dated as of March 29, 2007

                                                          By:____________________________________________
                                                              Name:
                                                              Title:

Dated:  March 29, 2007

                                                      B-1

                                                EXHIBIT C

                              [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                         Description of Rule 144A Securities, including numbers:
                         ________________________________________________________
                         ________________________________________________________
                         ________________________________________________________
                         ________________________________________________________

         The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

         1.       In  connection  with such  transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security to, or  solicited  any  offer to buy or  accept a  transfer,  pledge  or other  disposition  of the Rule  144A
Securities,  any interest in the Rule 144A  Securities  or any other similar  security  from, or otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any  interest  in the Rule 144A
Securities  or any  other  similar  security  with,  any  person  in  any  manner,  or  made  any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended
(the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities  a  violation  of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule 144A  Securities to any person other than the Buyer or another  "qualified  institutional  buyer"
as defined in Rule 144A under the 1933 Act.

         2.       The Buyer  warrants and  represents  to, and covenants  with,  the Owner Trustee and the
Depositor,  pursuant to Section 3.05 of the trust agreement dated as of March 29, 2007 (the  "Agreement"), between  Residential Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  and Wilmington Trust
Company, as owner trustee (the "Owner Trustee"), as follows:

                  a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933 Act or the securities laws of any state.

                  b. The  Buyer  considers  itself a  substantial,  sophisticated  institutional  investor having such  knowledge and  experience  in financial  and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c.  The  Buyer  has  been  furnished  with  all  information  regarding  the  Rule  144A
         Securities  that it has requested from the Seller,  the Indenture  Trustee,  the Owner Trustee or
         the Servicer.

                  d.  Neither  the Buyer  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A

                                                      C-1

         Securities  or any  other  similar  security  to,  or  solicited  any  offer  to buy or  accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any  interest in the Rule
         144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect  to the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of  the  Rule  144A  Securities  under  the  1933  Act or  that  would  render  the disposition  of the Rule 144A  Securities  a  violation  of  Section 5 of the 1933 Act or require registration  pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The  Buyer is a  "qualified  institutional  buyer" as that  term is  defined  in Rule
         144A under the 1933 Act and has  completed  either of the forms of  certification  to that effect attached  hereto as Annex 1 or Annex 2. The Buyer is aware  that the sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring  the Rule 144A  Securities  for its own account or
         the  accounts  of  other  qualified  institutional  buyers,   understands  that  such  Rule  144A
         Securities may be resold,  pledged or transferred only (i) to a person reasonably  believed to be a  qualified  institutional  buyer that  purchases  for its own  account or for the  account of a qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A,  or (ii)  pursuant to another  exemption  from  registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                               ____ a.  The  Buyer  is  not  any  employee  benefit  plan  subject  to the
                  Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or the Internal
                  Revenue  Code  of  1986,  as  amended  (the  "Code"),  a  Person  acting,   directly  or
                  indirectly,  on behalf of any such plan or any Person acquiring such  Certificates  with
                  "plan  assets" of a Plan  within  the  meaning of the  Department  of Labor  Regulations
                  Section 2510.3-101; or

                               ____ b.  The  Buyer will  provide the  Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar  and  the  Servicer  with  either:  (x) an  opinion  of  counsel, satisfactory  to the Depositor,  the Owner Trustee,  the  Certificate  Registrar and the
                  Servicer,  to the effect that the purchase and holding of a Certificate  by or on behalf of the Buyer is  permissible  under  applicable  law, will not constitute or result in a prohibited  transaction  under  Section  406 of  ERISA or  Section  4975 of the Code (or
                  comparable   provisions  of  any  subsequent   enactments)  and  will  not  subject  the
                  Depositor,  the  Owner  Trustee,  the  Certificate  Registrar  or  the  Servicer  to any
                  obligation  or  liability  (including  liabilities  under  ERISA or Section  4975 of the
                  Code) in addition to those undertaken in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee, the Certificate  Registrar
                  or the  Servicer;  or (y) in lieu of such  opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

                                                      C-2

                  (ii)     the  Buyer  is  familiar  with  the  prohibited  transaction  restrictions  and fiduciary  responsibility  requirements  of Sections 406 and 407 of ERISA and Section 4975 of the
         Code and  understands  that each of the  parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 3.

         This document may be executed in one or more  counterparts  and by the different  parties  hereto on  separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such counterparts, together, shall constitute one and the same document.

         Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the  indenture  dated as of March 29, 2007,  between the Trust and the  Indenture
Trustee.

                                                      C-3

         IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

_________________________________________                   ______________________________________________
Print Name of Seller                                        Print Name of Buyer

By:______________________________________                   By:___________________________________________
     Name:                                                       Name:
     Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No.______________________________________                   No.___________________________________________

Date:____________________________________                   Date:

                                                      C-4

                                                                                      ANNEX 1 TO EXHIBIT C

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                         [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer, Senior
Vice President or other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i)
the Buyer owned and/or invested on a discretionary basis $___________________________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

             ____ Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal
                  Revenue Code.

             ____ Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

             ____ Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

             ____ Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the
                  Securities Exchange Act of 1934, as amended.

______________
(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless
Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least
$10,000,000 in securities.

                                                      C-5

             ____ Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

             ____ State or Local Plan.  The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

             ____ ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

             ____ Investment Adviser.  The Buyer is an investment adviser registered under the
                  Investment Advisers Act of 1940. as amended.

             ____ SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small
                  Business Administration under Section 301(c) or (d) of the Small Business Investment
                  Act of 1958, as amended.

             ____ Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

             ____ Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of
                  1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                                                      C-6

         5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  ____           ____       Will the Buyer be purchasing the Rule 144A
                  Yes            No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the
Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of
"qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of
Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                          _____________________________________________
                                                          Print Name of Buyer

                                                          By:__________________________________________
                                                                  Name:
                                                                  Title:

                                                          Date:________________________________________

                                                      C-7

                                                                                      ANNEX 2 TO EXHIBIT C

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                          [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer or
Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

         2.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer"
as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment
Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment
Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

                      ____ The Buyer owned $ _____________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                           144A).

                      _____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3.       The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v)
securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5.       The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because

                                                      C-8

one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

         6.       The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule
144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                          _____________________________________________
                                                          Print Name of Buyer

                                                          By:__________________________________________
                                                              Name:
                                                              Title:

                                                          IF AN ADVISER:

                                                          _____________________________________________
                                                          Print Name of Buyer

                                                          Date:_________________________________________

                                                      C-9

                                                EXHIBIT D

                                  FORM OF INVESTOR REPRESENTATION LETTER

____________________,_____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.,
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE1

Ladies and Gentlemen:

                  ___________________ (the "Purchaser") intends to purchase from ____________________
______________________________ (the "Seller")__________% Certificate Percentage Interest of the Class
[__] Certificates, Series 2007-HE1 (the "Certificates"), issued pursuant to the trust agreement dated as of March 29, 2007 (the "Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The Bank of New York Trust Company, N.A., as Certificate Registrar.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in
Appendix A to the indenture dated as of March 29, 2007, between the Trust and the Indenture Trustee.
The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the
Certificate Registrar that:

                  1.       The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the
         Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of

                                                      D-1

         evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of
         Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been furnished with, and has had an opportunity to review a copy of the Trust Agreement and such other information concerning the Certificates, the
         Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The
         Purchaser has had any questions arising from such review answered by the Depositor or the
         Seller to the satisfaction of the Purchaser.

                  5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b)
         solicit any offer to buy or to accept a pledge, disposition of other transfer of any
         Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any
         Certificate under the Act, that would render the disposition of any Certificate a violation of
         Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the
         Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                               ___  a.      The Purchaser is not any employee benefit plan subject to
                  the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the
                  Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with
                  "plan assets" of a Plan within the meaning of the Department of Labor Regulations
                  Section 2510.3-101; or

                               ___  b.      The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the
                  Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the
                  Depositor, the Owner Trustee, the Certificate Registrar or the Servicer to any
                  obligation or liability (including liabilities under ERISA or Section 4975 of the
                  Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel

                                                      D-2

                  shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar
                  or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

                           (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of
         the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          _____________________________________

                                                          By:__________________________________
                                                              Name:
                                                              Title:

                                                      D-3

                                                EXHIBIT E

                                 FORM OF TRANSFEROR REPRESENTATION LETTER

_________________,_____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE1

Ladies and Gentlemen:

                                    (the "Purchaser") intends to purchase from
(the "Seller") a ______% Percentage Interest of Certificates of the Class [__] Certificates, Series
2007-HE1 (the "Certificates"), issued pursuant to the trust agreement dated as of March 29, 2007 (the
"Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The
Bank of New York Trust Company, N.A., as Certificate Registrar.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 29, 2007, between the Trust and the Indenture Trustee.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the
Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any
Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will

                                                      E-1

not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                          Very truly yours,

                                                          __________________________________________
                                                          (Seller)

                                                          By:_______________________________________
                                                              Name:
                                                              Title:

                                                      E-2

                                                EXHIBIT F

                                FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status is delivered pursuant to Section 3.05 of the trust agreement dated as of March 29, 2007 (the "Trust Agreement"), between Residential Asset Mortgage
Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of GMACM Home Equity
Loan-Backed Certificates, Series 2007-HE1 (the "Certificates").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 29, 2007, between the Trust and the Indenture Trustee.

         Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal
Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the
Certificates held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:

                                    ____________________________________________
                                    ____________________________________________
                                    ___________________________________________; and

                           3.       My (the Beneficial Owner's) U.S. taxpayer identification number
                                    (Social Security Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       __________________________ (Name of the Beneficial Owner) is not a
                                    foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury
                                    Regulations;

                           2.       The Beneficial Owner's office address and place of incorporation (if applicable) is

                                                      F-1

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       The Beneficial Owner's U.S. employer identification number is
                                    _____________________________.

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this
Certificate has been made in reliance upon information contained in:

                    ____ an IRS Form W-9

                    ____ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of
Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any
false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the
Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

_____________________________________________________
                         Name

_____________________________________________________
                 Title (if applicable)

_____________________________________________________
                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                      F-2

                                                EXHIBIT G

                                   FORM OF ERISA REPRESENTATION LETTER

______________________,______

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 19044

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE1

Dear Sirs:

_________________________________________________________ (the "Transferee") intends to acquire from
_________________________________ (the "Transferor") a__________% Percentage Interest of GMACM Home
Equity Loan-Backed Certificates, Series 2007-HE1 (the "Certificates"), issued pursuant to a trust agreement dated as of March 29, 2007, between Residential Asset Mortgage Products, Inc., as depositor
(the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of March 29, 2007, between the Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

         The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act
         of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that

                                                      G-1

         is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as
         amended (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section
         2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101.

                  The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and
         understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                          __________________________________________

                                                          By:_______________________________________
                                                              Name:
                                                              Title:

                                                      G-2

                                                EXHIBIT H

                                      FORM OF REPRESENTATION LETTER

_____________________,_______

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 19044

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE1

Dear Sirs:

____________________________________________________________ (the "Transferee") intends to acquire from
___________________________________________ (the "Transferor") a ____% Percentage Interest of GMACM Home
Equity Loan-Backed Certificates, Series 2007-HE1 (the "Certificates"), issued pursuant to a trust agreement dated as of March 29, 2007 (the "Trust Agreement"), Residential Asset Mortgage Products, Inc.,
as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in
Appendix A to the indenture dated as of March 29, 2007, between the Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

                  (1)      the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                                                      H-1

                  (2)      the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                                          Very truly yours,

                                                          _______________________________________

                                                          By:____________________________________
                                                              Name:
                                                              Title:

                                                      H-2

                                               EXHIBIT I-1

      FORM OF CLASS R-I CERTIFICATES
THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  3.05 OF THE  AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE
SERVICER,  THE COMPANY AND THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY  ACT OF 1974,  AS  AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE  AND WILL NOT  SUBJECT  THE
SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN
THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT
(A) THE UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,
OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A
CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT  FOR THE FHLMC,  A MAJORITY  OF ITS
BOARD  OF  DIRECTORS  IS  NOT  SELECTED  BY  SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF THE  FOREGOING,  (C) ANY
ORGANIZATION  (OTHER THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT  FROM THE TAX  IMPOSED  BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED
BUSINESS  TAXABLE  INCOME),   (D)  RURAL  ELECTRIC  AND  TELEPHONE   COOPERATIVES   DESCRIBED  IN  SECTION
1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR (E) BEING  HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A

                                                      I-1-1

CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-I Certificate

Percentage Interest: 100%

Cut-Off Date:  March 1,  2007

Date of Trust Agreement: March 29, 2007

First Payment Date:  April 25, 2007

Final Payment Date:  August 25, 2037

                        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE1

                   evidencing a fractional undivided interest in GMACM Home Equity Loan
                       Trust 2007-HE1 (the "Trust"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation of or interest in the Depositor,  the Sellers,  the Servicer,  the Indenture  Trustee or the
Owner  Trustee  or  any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any governmental  agency or  instrumentality  or by the Depositor,  the Sellers,  the Servicer,  the Indenture
Trustee  or the  Owner  Trustee  or any of their  affiliates.  None of the  Depositor,  the  Sellers,  the
Servicer,  the Indenture  Trustee or the Owner Trustee or any of their Affiliates will have any obligation with  respect  to any  certificate  or  other  obligation  secured  by or  payable  from  payments  on the
Certificates.

         This certifies that GMAC Mortgage,  LLC is the  registered  owner of the  Certificate  Percentage
Interest  evidenced by this  Certificate (as set forth on the face hereof) in certain  distributions  with respect to the Trust Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential  Asset
Mortgage  Products,  Inc.  (the  "Depositor").  The Trust (as defined  herein)  was created  pursuant to a trust  agreement  dated  as of  March  29,  2007 (as  amended  and  supplemented  from  time to time,  the
"Agreement"),  between the Depositor and Wilmington Trust Company,  as owner trustee (the "Owner Trustee,"
which term  includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which is set  forth  hereafter.  Capitalized  terms  used  herein  that are not  otherwise defined  shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of March 29,
2007,  between the Trust and the Indenture  Trustee.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the  Certificateholder of this
Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

                                                      I-1-2

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each
March,  June,  September  and  December  or, if such 25th day is not a  Business  Day,  the  Business  Day immediately  following (the "Payment Date"),  commencing on the first Payment Date specified above, to the
Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a  Business  Day,  the  Business  Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"), in an amount equal to the pro rata portion  evidenced by this Certificate  (based on the Percentage  Interest stated on the face hereon)
of the amount,  if any, required to be distributed to  Certificateholders  of Certificates on such Payment
Date.  Distributions  on this  Certificate  will be made as provided in the  Agreement by the  Certificate
Paying  Agent by wire  transfer  or check  mailed to the  Certificateholder  of record in the  Certificate
Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the  final distribution  on this  Certificate  will be made after due notice by the  Certificate  Paying Agent of the pendency  of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the
Corporate Trust Office of the Certificate Registrar.  This Certificate has no Certificate Balance.

         Each  Certificateholder  of this  Certificate  will be deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the effect that (i) each  person  holding or  acquiring  any
Ownership  Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii)
the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Indenture  Trustee of, among other  things,  an affidavit to the effect that it is a United  States Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer of any Ownership  Interest in this
Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States  Person and a Permitted
Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor will have the right, in its sole discretion and without notice to the  Certificateholder  of this Certificate,  to sell this Certificate to a purchaser selected by the Depositor,  which purchaser may be the  Depositor,  or any affiliate of the  Depositor,  on such terms and conditions as the Depositor may choose.

         No  transfer  of this  Class R-I  Certificate  will be made  unless  the  Indenture  Trustee  has received  either (i) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the
Trustee,  the  Depositor and the Servicer with respect to the  permissibility  of such transfer  under the
Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal
Revenue  Code (the  "Code") and  stating,  among other  things,  that the  transferee's  acquisition  of a
Class R  Certificate will not constitute or result in a non-exempt  prohibited  transaction  under Section
406 of ERISA or Section  4975 of the Code or (ii) a  representation  letter,  in the form as  described by the  Agreement,  stating  that the  transferee  is not an  employee  benefit or other plan  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other person
(including  an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated as GMACM Home
Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder  of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been  released from the Lien of the

                                                      I-1-3

Indenture  for payment  hereunder and that neither the Owner  Trustee in its  individual  capacity nor the
Depositor is personally  liable to the  Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the  Agreement,  subject to any liability  under the
Agreement.

         The  Certificateholder  of this  Certificate  acknowledges  and agrees that its rights to receive distributions  in respect of this  Certificate  are  subordinated to the rights of the Noteholders and the
Enhancer as described in the Indenture.

         Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants  and agrees that such
Certificateholder  will  not at any time  institute  against  the  Depositor,  or join in any  institution against  the  Depositor  or the Trust of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations  relating to the Certificates,  the Notes, the Agreement or any of the other Basic Documents.

         The Agreement  permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by an Opinion  of  Counsel to the Owner  Trustee  and the  Enhancer  to the effect  that such amendment  complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the  purpose  of any such  amendment  is to  correct  any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without regard to the Policy.  If the purpose of any such  amendment is to prevent the  imposition  of any federal or state  taxes at any time that any  Security is  Outstanding,  it shall not be  necessary  to obtain the consent of the any  Certificateholder,  but the Owner Trustee and the Enhancer  shall be furnished with an
Opinion of Counsel that such  amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any  Certificateholder.  If the purpose of the  amendment  is to add or eliminate  or change  any  provision  of the  Agreement,  other than as  specified  in the  preceding  two sentences,  the  amendment  shall  require  either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any  manner the amount of, or delay the time of, payments  received that are required to be distributed on any  Certificate  without the consent  of  all  Certificateholders  affected  thereby,  or  (ii)  reduce  the  aforesaid  percentage  of
Certificates  the  Certificateholders  of which are required to consent to any such amendment  without the consent of the Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registerable in the  Certificate  Register upon surrender of this  Certificate for registration  of transfer at the Corporate  Trust Office of the  Certificate  Registrar,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Certificate  Registrar duly executed by the
Certificateholder  hereof or such  Certificateholder's  attorney duly authorized in writing, and thereupon one or more  new  Certificates  of  authorized  denominations  evidencing  the  same  Class and  aggregate
Percentage  Interest  will be issued to the  designated  transferee.  The  initial  Certificate  Registrar appointed under the Agreement is the Owner Trustee.

         Except  as  provided  in  the  Agreement,   the   Certificates   are  issuable  only  in  minimum
denominations  of a  10.0000%  Percentage  Interest  and in  integral  multiples  of a 0.0001%  Percentage

                                                      I-1-4

Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates  are exchangeable for new Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering  the same. This  Certificate is issued in the Percentage  Interest above.

         No service charge will be made for any such  registration of transfer or exchange,  but the Owner
Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover  any tax or governmental charge payable in connection therewith.

         The Owner Trustee,  the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the Owner Trustee, the  Certificate  Paying  Agent,  the  Certificate  Registrar  or any such agent  shall be affected by any notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created thereby shall  terminate  upon the final  distribution  of all moneys or other property or proceeds of the
Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the  certificate  of  authentication  hereon  shall have been  executed  by an  authorized officer of the Owner Trustee, or an authenticating  agent by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                         [Signature Page Follows]

                                                      I-1-5

         IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust  and not in its  individual capacity, has caused this Class R-I Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE1

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not  in  its  individual  capacity  but
                                                                   solely as Owner Trustee

Dated: March 29, 2007                                     By:______________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:__________________________________________________
                 Authorized Signatory

or__________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                      I-1-6

                                                ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

____________________________________________________________________________________________________________________
                                           (name and address of assignee)

____________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

_________________________

*/ NOTICE:  The signature to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.
Such  signature  must be guaranteed by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                                      I-1-7

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for   the   account   of _____________________________________________________________________,    account   number
____________________________________, or, if mailed by check, to_______________________________.

         Applicable statements should be mailed to_____________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                      I-1-8

                                               EXHIBIT I-2

                                      FORM OF CLASS R-II CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER  OF THIS  CERTIFICATE  MAY BE MADE TO ANY  PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION  3.05 OF THE  AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE
SERVICER,  THE COMPANY AND THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY  ACT OF 1974,  AS  AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE  AND WILL NOT  SUBJECT  THE
SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN
THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT
(A) THE UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,
OR ANY  AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A
CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT  FOR THE FHLMC,  A MAJORITY  OF ITS
BOARD  OF  DIRECTORS  IS  NOT  SELECTED  BY  SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF THE  FOREGOING,  (C) ANY
ORGANIZATION  (OTHER THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT  FROM THE TAX  IMPOSED  BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED
BUSINESS  TAXABLE  INCOME),   (D)  RURAL  ELECTRIC  AND  TELEPHONE   COOPERATIVES   DESCRIBED  IN  SECTION
1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR (E) BEING  HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING

                                                      I-2-1

THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-II Certificate

Percentage Interest: 100%

Cut-Off Date:  March 1,  2007

Date of Trust Agreement:  March 29, 2007

First Payment Date:  April 25, 2007

Final Payment Date: August 25, 2037

                        GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE1

                   evidencing a fractional undivided interest in GMACM Home Equity Loan
                       Trust 2007-HE1 (the "Trust"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation of or interest in the Depositor,  the Sellers,  the Servicer,  the Indenture  Trustee or the
Owner  Trustee  or  any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any governmental  agency or  instrumentality  or by the Depositor,  the Sellers,  the Servicer,  the Indenture
Trustee  or the  Owner  Trustee  or any of their  affiliates.  None of the  Depositor,  the  Sellers,  the
Servicer,  the Indenture  Trustee or the Owner Trustee or any of their Affiliates will have any obligation with  respect  to any  certificate  or  other  obligation  secured  by or  payable  from  payments  on the
Certificates.

         This certifies that GMAC Mortgage,  LLC is the  registered  owner of the  Certificate  Percentage
Interest  evidenced by this  Certificate (as set forth on the face hereof) in certain  distributions  with respect to the Trust Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential  Asset
Mortgage  Products,  Inc.  (the  "Depositor").  The Trust (as defined  herein)  was created  pursuant to a trust  agreement  dated  as of  March  29,  2007 (as  amended  and  supplemented  from  time to time,  the
"Agreement"),  between the Depositor and Wilmington Trust Company,  as owner trustee (the "Owner Trustee,"
which term  includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent provisions  of  which is set  forth  hereafter.  Capitalized  terms  used  herein  that are not  otherwise

                                                      I-2-2

defined  shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of March 29,
2007,  between the Trust and the Indenture  Trustee.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the  Certificateholder of this
Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each
March,  June,  September  and  December  or, if such 25th day is not a  Business  Day,  the  Business  Day immediately  following (the "Payment Date"),  commencing on the first Payment Date specified above, to the
Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a  Business  Day,  the  Business  Day  immediately  preceding  such last day) of the month immediately  preceding the month of such  distribution  (the "Record Date"), in an amount equal to the pro rata portion  evidenced by this Certificate  (based on the Percentage  Interest stated on the face hereon)
of the amount,  if any, required to be distributed to  Certificateholders  of Certificates on such Payment
Date.  Distributions  on this  Certificate  will be made as provided in the  Agreement by the  Certificate
Paying  Agent by wire  transfer  or check  mailed to the  Certificateholder  of record in the  Certificate
Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         Except  as  otherwise  provided  in the  Agreement  and  notwithstanding  the  above,  the  final distribution  on this  Certificate  will be made after due notice by the  Certificate  Paying Agent of the pendency  of such  distribution  and only upon  presentation  and  surrender  of this  Certificate  at the
Corporate Trust Office of the Certificate Registrar. This Certificate has no Certificate Balance.

         Each  Certificateholder  of this  Certificate  will be deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the effect that (i) each  person  holding or  acquiring  any
Ownership  Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii)
the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Indenture  Trustee of, among other  things,  an affidavit to the effect that it is a United  States Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer of any Ownership  Interest in this
Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States  Person and a Permitted
Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor will have the right, in its sole discretion and without notice to the  Certificateholder  of this Certificate,  to sell this Certificate to a purchaser selected by the Depositor,  which purchaser may be the  Depositor,  or any affiliate of the  Depositor,  on such terms and conditions as the Depositor may choose.

         No  transfer  of this  Class R-II  Certificate  will be made  unless the  Indenture  Trustee  has received  either (i) an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the
Trustee,  the  Depositor and the Servicer with respect to the  permissibility  of such transfer  under the
Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal
Revenue  Code (the  "Code") and  stating,  among other  things,  that the  transferee's  acquisition  of a
Class R  Certificate will not constitute or result in a non-exempt  prohibited  transaction  under Section
406 of ERISA or Section  4975 of the Code or (ii) a  representation  letter,  in the form as  described by

                                                      I-2-3

the  Agreement,  stating  that the  transferee  is not an  employee  benefit or other plan  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (a "Plan"),  or any other person
(including  an  investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly  or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated as GMACM Home
Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder  of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been  released from the Lien of the
Indenture  for payment  hereunder and that neither the Owner  Trustee in its  individual  capacity nor the
Depositor is personally  liable to the  Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the  Agreement,  subject to any liability  under the
Agreement.

         The  Certificateholder  of this  Certificate  acknowledges  and agrees that its rights to receive distributions  in respect of this  Certificate  are  subordinated to the rights of the Noteholders and the
Enhancer as described in the Indenture.

         Each  Certificateholder,  by its  acceptance  of a  Certificate,  covenants  and agrees that such
Certificateholder  will  not at any time  institute  against  the  Depositor,  or join in any  institution against  the  Depositor  or the Trust of,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations  relating to the Certificates,  the Notes, the Agreement or any of the other Basic Documents.

         The Agreement  permits the amendment  thereof as specified below,  provided that any amendment be accompanied  by an Opinion  of  Counsel to the Owner  Trustee  and the  Enhancer  to the effect  that such amendment  complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the  purpose  of any such  amendment  is to  correct  any  mistake,  eliminate  any inconsistency,  cure any  ambiguity  or deal with any matter not  covered,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without regard to the Policy.  If the purpose of any such  amendment is to prevent the  imposition  of any federal or state  taxes at any time that any  Security is  Outstanding,  it shall not be  necessary  to obtain the consent of the any  Certificateholder,  but the Owner Trustee and the Enhancer  shall be furnished with an
Opinion of Counsel that such  amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any  Certificateholder.  If the purpose of the  amendment  is to add or eliminate  or change  any  provision  of the  Agreement,  other than as  specified  in the  preceding  two sentences,  the  amendment  shall  require  either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any  manner the amount of, or delay the time of, payments  received that are required to be distributed on any  Certificate  without the consent  of  all  Certificateholders  affected  thereby,  or  (ii)  reduce  the  aforesaid  percentage  of

                                                      I-2-4

Certificates  the  Certificateholders  of which are required to consent to any such amendment  without the consent of the Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registerable in the  Certificate  Register upon surrender of this  Certificate for registration  of transfer at the Corporate  Trust Office of the  Certificate  Registrar,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Certificate  Registrar duly executed by the
Certificateholder  hereof or such  Certificateholder's  attorney duly authorized in writing, and thereupon one or more  new  Certificates  of  authorized  denominations  evidencing  the  same  Class and  aggregate
Percentage  Interest  will be issued to the  designated  transferee.  The  initial  Certificate  Registrar appointed under the Agreement is the Owner Trustee.

         Except  as  provided  in  the  Agreement,   the   Certificates   are  issuable  only  in  minimum
denominations  of a  10.0000%  Percentage  Interest  and in  integral  multiples  of a 0.0001%  Percentage
Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates  are exchangeable for new Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering  the same. This  Certificate is issued in the Percentage  Interest above.

         No service charge will be made for any such  registration of transfer or exchange,  but the Owner
Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover  any tax or governmental charge payable in connection therewith.

         The Owner Trustee,  the Certificate Paying Agent, the Certificate  Registrar and any agent of the
Owner Trustee,  the Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the Owner Trustee, the  Certificate  Paying  Agent,  the  Certificate  Registrar  or any such agent  shall be affected by any notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created thereby shall  terminate  upon the final  distribution  of all moneys or other property or proceeds of the
Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the  certificate  of  authentication  hereon  shall have been  executed  by an  authorized officer of the Owner Trustee, or an authenticating  agent by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                         [Signature Page Follows]

                                                      I-2-5

         IN  WITNESS  WHEREOF,  the Owner  Trustee,  on  behalf  of the  Trust  and not in its  individual capacity, has caused this Class R-II Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE1

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not  in  its  individual  capacity  but
                                                                   solely as Owner Trustee

Dated: March 29, 2007                                     By:_______________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:__________________________________________________
                 Authorized Signatory

or__________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                      I-2-6

                                                ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

___________________________________________________________________________________________________________________
                                           (name and address of assignee)

___________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

___________________________

*/ NOTICE:  The signature to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.
Such  signature  must be guaranteed by a member firm of the New York Stock  Exchange or a commercial  bank or trust company.

                                                      I-2-7

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for   the   account   of______________________________________________________________________,    account   number
___________________________, or, if mailed by check, to ______________________________________.

         Applicable statements should be mailed to____________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                      I-2-7

                                               EXHIBIT J-1
                                 FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )

                                        )    ss.:

COUNTY OF                               )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                              (1)           That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Home Equity Loan-Backed Certificates, Series 2007-HE1, Class R-[  ] (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________________________________] [the United States], on behalf of which he makes this affidavit and agreement.

                              (2)           That the Owner (i) is not and will not be a "disqualified
organization" or an electing large partnership as of [date of transfer] within the meaning of Sections
860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[  ]
Certificates, and (iii) is acquiring the Class R-[  ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                              (3)           That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[  ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the

                                                      J-1-1

income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                              (4)           That the Owner is aware of the tax imposed on a
"pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a
"pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                              (5)           The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United
States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

                              (6)           That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                              (7)           That the Owner has reviewed the restrictions set forth on
the face of the Class R Certificates and the provisions of Section 3.05 of the Trust Agreement under which the Class R-[  ] Certificates were issued (in particular, clause (i)(A) and (i)(B) of Section 3.05 which authorize the Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Servicer Trustee in the event the Owner holds such Certificates in violation of Section 3.05).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                              (8)           That the Owner consents to any additional restrictions or
arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[  ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                              (9)           The Owner's Taxpayer Identification Number is
___________________________.

                              (10)          This affidavit and agreement relates only to the Class R-[
] Certificates held by the Owner and not to any other holder of the Class R-[  ]Certificates.  The Owner understands that the liabilities described herein relate only to the Class R-[  ] Certificates.

                              (11)          That no purpose of the Owner relating to the transfer of any of the Class R-[  ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                                                      J-1-2

                              (12)          That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[  ] Certificate that the Owner intends to pay taxes associated with holding such Class R-[  ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[  ] Certificate.

                              (13)          That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[  ]
Certificates remain outstanding.

                              (14)          The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                                      J-1-3

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.

                                                     [NAME OF OWNER]

                                                     By:_______________________________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
[Corporate Seal]

ATTEST:

_________________________________
[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the
Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, ____________.

                                                     _____________________________________________________
                                                            NOTARY PUBLIC

                                                     COUNTY OF____________________________________________
                                                     STATE OF_____________________________________________
                                                                My Commission expires the___day of
                                                                _______________, 20__.

                                                      J-1-4

                                               EXHIBIT J-2

                                      FORM OF TRANSFEROR CERTIFICATE

                                                         ________________________, 20___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

                  Re:      GMACM Home Equity Loan-Backed Term Notes,
                           Series 2007-HE1, Class R

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by
_______________________________________________________________________________________(the "Seller") to
____________________________________________________________________________________(the "Purchaser") of
$___________________________ Initial Certificate Principal Balance of GMACM Home Loan Backed Pass-Through
Certificates, Series 2007-HE1, Class R-[  ] (the "Certificates"), pursuant to Section 3.05 of the Trust
Agreement (the "Trust Agreement"), dated as of March 29, 2007 among Residential Asset Mortgage Products,
Inc., as seller (the "Company"), GMAC Mortgage, LLC, as servicer, and Wilmington Trust Company, as owner trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                              (15)          No purpose of the Seller relating to the transfer of the
Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                              (16)          The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Trust
Agreement as Exhibit J-1.  The Seller does not know or believe that any representation contained therein is false.

                              (17)          The Seller has at the time of the transfer conducted a
reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury
Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R-[  ] Certificate may not be respected for

                                                      J-2-1

United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                              (18)          The Seller has no actual knowledge that the proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     ________________________________________________
                                                     (Seller)

                                                     By:______________________________________________
                                                     Name:____________________________________________
                                                     Title:___________________________________________

                                                      J-2-2